EXHIBIT 99.1

                   AGREEMENT AND PLAN OF MERGER BY AND BETWEEN
                           FIRST BANK OF DOTHAN, INC.
                                       AND
                       COMMUNITY CAPITAL BANCSHARES, INC.
                                      DATED
                                  JULY 2, 2003

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                           FIRST BANK OF DOTHAN, INC.

                                      AND

                       COMMUNITY CAPITAL BANCSHARES, INC.

                        EXECUTION COPY DATED JULY 2, 2003

                                TABLE OF CONTENTS

                                                                            Page
LIST  OF  EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IV

AGREEMENT  AND  PLAN  OF  MERGER. . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE  1.     TRANSACTIONS  AND  TERMS  OF  THE  MERGER . . . . . . . . . . .1

 1.1     Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 1.2     Time  and  Place  of  Closing. . . . . . . . . . . . . . . . . . . . .2
 1.3     Effective  Time. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 1.4     Execution  of  Support  Agreement. . . . . . . . . . . . . . . . . . .2

ARTICLE  2.     TERMS  OF  MERGER . . . . . . . . . . . . . . . . . . . . . . .2

 2.1     Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 2.2     Articles  of  Incorporation. . . . . . . . . . . . . . . . . . . . . .2
 2.3     Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 2.4     Directors  and  Officers . . . . . . . . . . . . . . . . . . . . . . .3
 2.5     Business  of  Surviving  Bank. . . . . . . . . . . . . . . . . . . . .3
 2.6     Assumption  of  Rights . . . . . . . . . . . . . . . . . . . . . . . .3
 2.7     Assumption  of  Liabilities. . . . . . . . . . . . . . . . . . . . . .3

ARTICLE  3.     MANNER  OF  CONVERTING  SHARES. . . . . . . . . . . . . . . . .3

 3.1     Conversion  of  Shares . . . . . . . . . . . . . . . . . . . . . . . .3
 3.2     Allocation  Procedures . . . . . . . . . . . . . . . . . . . . . . . .4
 3.3     Anti-Dilution  Provisions. . . . . . . . . . . . . . . . . . . . . . .5
 3.4     Shares  Held  by  First  Bank  or  Community  Capital. . . . . . . . .5
 3.5     Dissenting  Shareholders . . . . . . . . . . . . . . . . . . . . . . .5
 3.6     Fractional  Shares . . . . . . . . . . . . . . . . . . . . . . . . . .6
 3.7     Election  of  Consideration. . . . . . . . . . . . . . . . . . . . . .6

ARTICLE  4.     EXCHANGE  OF  SHARES. . . . . . . . . . . . . . . . . . . . . .6

 4.1     Exchange  Procedures . . . . . . . . . . . . . . . . . . . . . . . . .6
 4.2     Rights  of  Former  Shareholders  of  First  Bank. . . . . . . . . . .7

ARTICLE  5.     REPRESENTATIONS  AND  WARRANTIES  OF  FIRST  BANK . . . . . . .8

 5.1     Organization,  Standing,  and  Power . . . . . . . . . . . . . . . . .8
 5.2     Authority;  No  Breach  By  Agreement. . . . . . . . . . . . . . . . .8
 5.3     Capital  Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
 5.4     First  Bank  Subsidiaries. . . . . . . . . . . . . . . . . . . . . . .9
 5.5     Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
 5.6     Financial  Statements. . . . . . . . . . . . . . . . . . . . . . . . .9
 5.7     Absence  of  Undisclosed  Liabilities. . . . . . . . . . . . . . . . 10
 5.8     Absence  of  Certain  Changes  or  Events. . . . . . . . . . . . . . 10
 5.9     Tax  Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
 5.10    Allowance  for  Possible  Loan  Losses . . . . . . . . . . . . . . . 11
 5.11    Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
 5.12    Environmental  Matters . . . . . . . . . . . . . . . . . . . . . . . 12
 5.13    Compliance  with  Laws . . . . . . . . . . . . . . . . . . . . . . . 12

 5.14    Labor  Relations . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 5.15    Employee  Benefit  Plans . . . . . . . . . . . . . . . . . . . . . . 13
 5.16    Material  Contracts. . . . . . . . . . . . . . . . . . . . . . . . . 15
 5.17    Legal  Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . 16
 5.18    Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
 5.19    Statements  True  and  Correct . . . . . . . . . . . . . . . . . . . 16
 5.20    Accounting,  Tax  and  Regulatory  Matters . . . . . . . . . . . . . 16
 5.21    Charter  Provisions. . . . . . . . . . . . . . . . . . . . . . . . . 17
 5.22    Derivatives  Contracts . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE  6.     REPRESENTATIONS  AND  WARRANTIES  OF  COMMUNITY  CAPITAL. . . 17

 6.1     Organization,  Standing,  and  Power . . . . . . . . . . . . . . . . 17
 6.2     Authority;  No  Breach  By  Agreement. . . . . . . . . . . . . . . . 17
 6.3     Capital  Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
 6.4     Community  Capital  Subsidiaries . . . . . . . . . . . . . . . . . . 19
 6.5     Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
 6.6     Financial  Statements. . . . . . . . . . . . . . . . . . . . . . . . 19
 6.7     Absence  of  Undisclosed  Liabilities. . . . . . . . . . . . . . . . 20
 6.8     Absence  of  Certain  Changes  or  Events. . . . . . . . . . . . . . 20
 6.9     Tax  Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
 6.10    Allowance  for  Possible  Loan  Losses . . . . . . . . . . . . . . . 21
 6.11    Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
 6.12    Environmental  Matters . . . . . . . . . . . . . . . . . . . . . . . 22
 6.13    Compliance  with  Laws . . . . . . . . . . . . . . . . . . . . . . . 22
 6.14    Labor  Relations . . . . . . . . . . . . . . . . . . . . . . . . . . 23
 6.15    Employee  Benefit  Plans . . . . . . . . . . . . . . . . . . . . . . 23
 6.16    Material  Contracts. . . . . . . . . . . . . . . . . . . . . . . . . 24
 6.17    Legal  Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . 24
 6.18    Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
 6.19    Statements  True  and  Correct . . . . . . . . . . . . . . . . . . . 25
 6.20    Accounting,  Tax  and  Regulatory  Matters . . . . . . . . . . . . . 25
 6.21    Charter  Provisions. . . . . . . . . . . . . . . . . . . . . . . . . 25

ARTICLE  7.     CONDUCT  OF  BUSINESS  PENDING  CONSUMMATION. . . . . . . . . 26

 7.1     Affirmative  Covenants  of  First  Bank. . . . . . . . . . . . . . . 26
 7.2     Negative  Covenants  of  First  Bank . . . . . . . . . . . . . . . . 26
 7.3     Affirmative  Covenants  of  Community  Capital . . . . . . . . . . . 28
 7.4     Adverse  Changes  in  Condition. . . . . . . . . . . . . . . . . . . 28
 7.5     Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

ARTICLE  8.     ADDITIONAL  AGREEMENTS. . . . . . . . . . . . . . . . . . . . 28

 8.1     Shareholder  Approval. . . . . . . . . . . . . . . . . . . . . . . . 28
 8.2     Applications . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 8.3     Filings  with  State  Offices. . . . . . . . . . . . . . . . . . . . 29
 8.4     Agreement  as  to  Efforts  to  Consummate . . . . . . . . . . . . . 29
 8.5     Investigation  and  Confidentiality. . . . . . . . . . . . . . . . . 29
 8.6     Press  Releases        . . . . . . . . . . . . . . . . . . . . . . . 30
 8.7     Acquisition  Proposals . . . . . . . . . . . . . . . . . . . . . . . 30
 8.8     Tax  Treatment         . . . . . . . . . . . . . . . . . . . . . . . 31
 8.9     Certain  Modifications . . . . . . . . . . . . . . . . . . . . . . . 31
 8.10    Employee  Benefits  and  Contracts . . . . . . . . . . . . . . . . . 31

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 8.11    Security  Law  Matters . . . . . . . . . . . . . . . . . . . . . . . 31
 8.12    Registration  Statement. . . . . . . . . . . . . . . . . . . . . . . 32
 8.13    Nasdaq  SmallCap  Market  Listing. . . . . . . . . . . . . . . . . . 32

ARTICLE  9.     CONDITIONS  PRECEDENT  TO  OBLIGATIONS  TO  CONSUMMATE. . . . 33

 9.1     Conditions  to  Obligations  of  Each  Party . . . . . . . . . . . . 33
 9.2     Conditions  to  Obligations  of  Community  Capital. . . . . . . . . 34
 9.3     Conditions  to  Obligations  of  First  Bank . . . . . . . . . . . . 35

ARTICLE  10.     TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . 36

 10.1    Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
 10.2    Effect  of  Termination. . . . . . . . . . . . . . . . . . . . . . . 37

ARTICLE  11.     SURVIVAL;  DIRECTORS'  AND  OFFICERS'  PROTECTION. . . . . . 37

 11.1    Survival  of  Representations  and  Warranties . . . . . . . . . . . 37
 11.2    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . 37

ARTICLE  12.     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . 38

 12.1    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
 12.2    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
 12.3    Brokers  and  Finders. . . . . . . . . . . . . . . . . . . . . . . . 45
 12.4    Entire  Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . 45
 12.5    Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
 12.6    Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
 12.7    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
 12.8    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
 12.9    Governing  Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
 12.10   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
 12.11   Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
 12.12   Enforcement  of  Agreement . . . . . . . . . . . . . . . . . . . . . 47
 12.13   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47

     LIST  OF  EXHIBITS
     ------------------


EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

       1.                Form  of  Support  Agreement  (Preamble)

       2.                Form  of  Claims/Indemnification  Letter
                         (Section 9.2(d)).

                          AGREEMENT AND PLAN OF MERGER
                        --------------------------------


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of the 2nd day of July, 2003, by COMMUNITY CAPITAL BANCSHARES, INC. ("Community Capital"), a Georgia corporation and FIRST BANK OF DOTHAN, INC. ("First Bank"), an Alabama banking corporation.

                                    PREAMBLE
                                    --------

     The respective Boards of Directors of First Bank and Community Capital are of the opinion that the transactions described herein are in the best interests of the Parties to this Agreement and their respective shareholders. This Agreement provides for the acquisition of First Bank by Community Capital, pursuant to the merger of First Bank with and into Interim. Interim will be an Alabama Corporation and wholly owned subsidiary of Community Capital that Community Capital will form prior to the Closing date for the purpose of effecting the merger in accordance with this Agreement. Following the merger, First Bank will become a wholly owned subsidiary of Community Capital. At the effective time of the merger, the outstanding shares of the common stock of First Bank shall be converted into the right to receive cash and shares of the common stock of Community Capital (except as provided herein). As a result, some shareholders of First Bank shall become shareholders of Community Capital. The transactions described in this Agreement are subject to (a) approval of the shareholders of First Bank, (b) approval of the Alabama State Banking Department, (c) approval of the Georgia Department of Banking and Finance, (d) approval of the Board of Governors of the Federal Reserve, and (e) satisfaction of certain other conditions described in this Agreement. It is the intention of the Parties to this Agreement that the merger, for federal income tax purposes, shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code.

     As a condition and inducement to Community Capital's willingness to consummate the transactions contemplated by this Agreement, each member of the Board of Directors of First Bank will execute and deliver to Community Capital an agreement (a "Support Agreement") within ten (10) calendar days of the date of this Agreement, in substantially the form of Exhibit 1 to this Agreement.
                                                    ---------

     Certain  terms  used  in this Agreement are defined in Section 12.1 hereof.

     NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, the Parties agree as follows:

                                   ARTICLE 1.
                      TRANSACTIONS AND TERMS OF THE MERGER
                      ------------------------------------

     1.1     MERGER.  Subject  to the terms and conditions of this Agreement, at
             ------
the Effective Time, First Bank will merge with and into Interim in accordance with the provisions of Section 5-7A-1 of the ABC and in accordance with the Alabama Interstate and International Banking Act of 1995. Interim shall be the Surviving Bank resulting from the Merger and shall continue to be governed by the Laws of the State of Alabama. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective Boards of Directors of First Bank and Community Capital, as set forth herein.

     1.2     TIME  AND  PLACE  OF  CLOSING.  The  closing  of  the  transactions
             -----------------------------
contemplated hereby (the "Closing") will take place at 10:00 a.m. Central Time on the date that the Effective Time occurs (or the immediately preceding day if the Effective Time is earlier than 10:00 a.m. Central Time), or at such other time as the Parties, acting through their authorized officers, may mutually agree. The Closing shall be held at such location as may be mutually agreed upon by the Parties.

     1.3     EFFECTIVE  TIME.  The Merger and other transactions contemplated by
             ---------------
this Agreement shall become effective on the date and at the time the Certificate of Merger reflecting the Merger shall become effective with the Secretary of State of the State of Alabama (the "Effective Time"). Subject to the terms and conditions hereof, unless otherwise mutually agreed upon in writing by the authorized officers of each Party, the Parties shall use their reasonable efforts to cause the Effective Time to occur on or before the fifth business day following the last to occur of (i) the effective date (including expiration of any applicable waiting period) of the last required Consent of any Regulatory Authority having authority over and approving or exempting the Merger, and (ii) the earliest date on which the shareholders of First Bank have approved this Agreement to the extent such approval is required by applicable Law; provided, however, that the date of the Effective Time shall not extend
      --------   -------
past  the  termination  date  set  forth  in  Section  10.1(e)  hereof.

     1.4     EXECUTION  OF  SUPPORT AGREEMENT.  Within ten (10) calendar days of
             --------------------------------
the execution of this Agreement and as a condition hereto, each member of the Board of Directors of First Bank will execute and deliver to Community Capital a Support Agreement, in substantially the form of Exhibit 1 to this Agreement.
                                                    ---------

                                   ARTICLE 2.
                                 TERMS OF MERGER
                                 ---------------

     2.1     NAME.  The  name  of  the  Surviving  Bank  shall be "First Bank of
             ----
Dothan, Inc." or any other legally permissible name as Community Capital may in its sole discretion elect.

     2.2     ARTICLES  OF INCORPORATION.  The Articles of Incorporation of First
             --------------------------
Bank in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Bank until duly amended or repealed.

     2.3     BYLAWS.  The  Bylaws  of  First Bank in effect immediately prior to
             ------
the Effective Time shall be the Bylaws of the Surviving Bank until duly amended or repealed.

     2.4     DIRECTORS  AND  OFFICERS.
             ------------------------

          (a) The directors of the Surviving Bank shall be the directors of First Bank immediately prior to the Effective Time. Such persons shall serve as the directors of the Surviving Bank from and after the Effective Time in accordance with the Bylaws of the Surviving Bank.

          (b) The executive officers of the Surviving Bank shall be (i) the executive officers of First Bank immediately prior to the Effective Time and
(ii) such additional persons as may thereafter be elected. Such persons shall serve as the executive officers of the Surviving Bank from and after the Effective Time in accordance with the Bylaws of the Surviving Bank.

     2.5     BUSINESS  OF  SURVIVING  BANK.  The  business of the Surviving Bank
             -----------------------------
from and after the Effective Time shall continue to be that of a commercial bank organized under the laws of the State of Alabama. The business of the Surviving Bank shall be conducted from its main office located in Dothan, Alabama.

     2.6     ASSUMPTION  OF  RIGHTS.  At  the  Effective  Time,  the  separate
             ----------------------
existence and corporate organization of First Bank shall be merged into and continued in the Surviving Bank. All rights, franchises, and interests of both Interim and First Bank in and to every type of property (real, personal, and mixed), and all choses in action of both Interim and First Bank shall be transferred to and vested in the Surviving Bank without any deed or other transfer. The Surviving Bank, upon consummation of the Merger and without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, including appointments, designations, and nominations, and all other rights and interests as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, and committee of estates of competent persons, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by either Interim or First Bank.

     2.7     ASSUMPTION OF LIABILITIES.  All liabilities and obligations of both
             -------------------------
Interim and First Bank of every kind and description shall be assumed by the Surviving Bank, and the Surviving Bank shall be bound thereby in the same manner and to the same extent that Interim and First Bank were so bound at the Effective Time.

                                   ARTICLE 3.
                           MANNER OF CONVERTING SHARES
                           ---------------------------

     3.1     CONVERSION OF SHARES.  Subject to the provisions of this Article 3,
             --------------------
at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, the shares of each of the Parties shall be converted as follows:

          (a) Each share of Community Capital Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

          (b) Each share of Interim Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

          (c) Subject to the allocation provisions of Section 3.2, each share of First Bank Common Stock (excluding shares held by either First Bank or any Community Capital Company, in each case other than in a fiduciary capacity or as a result of debts previously contracted, and excluding shares held by shareholders who perfect their statutory dissenters' rights as provided in
Section 3.5) issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and shall be converted into and exchanged for the right to receive either $18.72 in cash (the "Cash Consideration") or 1.44 shares (the "Stock Consideration") of Community Capital Common Stock (the "Exchange Ratio"), subject to adjustment as provided in Section 3.1(d); provided that the total Cash Consideration (the "Allocable Cash") shall be $1,872,000 less $18.72 times the number of shares held by shareholders who have perfected their statutory dissenters' rights as provided in Section 3.5 (subject to a maximum reduction of $234,000).

          (d) If the Market Value (as defined below) of Community Capital Common Stock is below $13.00, then the Exchange Ratio for the Stock Consideration shall be equal to $18.72 divided by the Market Value, rounded to the fourth decimal place, and if the Market Value of Community Capital Common Stock is above $14.50, then the Exchange Ratio for the Stock Consideration shall equal $20.88 divided by the Market Value, rounded to the fourth decimal place. For purposes of this Section 3.1(d). "Market Value" shall be the average of the closing prices of the Community Capital Common Stock as quoted on the automatic quotation system of National Securities Dealers Association, Inc. on each of the twenty trading days ending on the trading day five trading days immediately preceding the Closing date.

          (e) Notwithstanding the above, it is understood and agreed by the Parties that the aggregate Cash Consideration of $1,872,000 shall be deemed to be consideration for 100,000 shares of First Bank Common Stock and that such consideration shall not be changed by any fluctuation in the Market Value or Exchange Ratio.

     3.2     ALLOCATION  PROCEDURES.  The  Allocable  Cash shall be allocated to
             ----------------------
the  holders  of  shares  of  First  Bank  Common  Stock  as  follows:

          (a)     SMALL  SHAREHOLDERS.  Each  share  of  First Bank Common Stock
                  -------------------
held of record by a shareholder who is the record owner of less than 300 shares of First Bank Common Stock ("Small Shareholders") shall be converted into the right to receive the Cash Consideration; provided, however, if the amount of
                                             ------------------
Cash Consideration payable pursuant to this Section 3.2(a) exceeds the amount of Allocable Cash, the Allocable Cash shall first be allocated to the Small Shareholders who hold the fewest number of shares of First Bank Common Stock. Any shares of First Bank Common Stock held by a Small Shareholder, which are not converted into the Cash Consideration, shall be converted into the Stock Consideration. Any Allocable Cash remaining after the payment of Cash Consideration to Small Shareholders pursuant to this Section 3.2(a) shall be the "Remaining Allocable Cash."

          (b)     ELECTION  TO RECEIVE CASH CONSIDERATION.  Each holder of First
                  ---------------------------------------
Bank Common Stock, other than Small Shareholders and shareholders who perfect their statutory dissenters' rights as provided in Section 3.5 (the "Electing Shareholders"), may elect to Cash Consideration (the "Cash Elections") in exchange for all or a portion of the shares of First Bank Common Stock that the shareholder holds; provided:
                     ---------

          (1)  if  the  total amount of the Cash Elections exceeds the Remaining
Allocable Cash, the Remaining Allocable Cash shall be allocated in a manner whereby all Electing Shareholders who elect to exchange any percentage of their First Bank Common Stock for Cash Consideration will be paid no less of a percentage of their First Bank Common Stock in Cash Consideration than any other Electing Shareholder who elects to receive Cash Consideration, unless such Electing Shareholder specifically elects to exchange a smaller percentage of his or her First Bank Common Stock in Cash Consideration than such Electing Shareholder might have otherwise been entitled to receive under this Section 3.2(b)(1).

          (2) if the total amount of the Cash Elections is less than the Remaining Allocable Cash, the Remaining Allocable Cash shall first be allocated to those Electing Shareholders who made a Cash Election, and the amount of Remaining Allocable Cash in excess of the total amount of Cash Elections shall be allocated to each of the Electing Shareholders pro rata, based on the number of shares held by each Electing Shareholder less the number of shares for which a Cash Election was made.

          (c)     STOCK  CONSIDERATION.  Each  share  of First Bank Common Stock
                  --------------------
which is not converted into the right to receive Cash Consideration pursuant to Sections 3.2(a) or (b) shall be converted into the right to receive Stock Consideration.

     3.3     ANTI-DILUTION  PROVISIONS.  In  the event Community Capital changes
             -------------------------
the number of shares of Community Capital Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, or similar recapitalization with respect to such stock and the record date therefor (in the case of a stock dividend) or the effective date thereof (in the case of a stock split or similar recapitalization for which a record date is not established) is prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted.

     3.4     SHARES HELD BY FIRST BANK OR COMMUNITY CAPITAL.  Each of the shares
             ----------------------------------------------
of First Bank Common Stock held by any First Bank Company or by any Community Capital Company, in each case other than in a fiduciary capacity or as a result of debts previously contracted, shall be canceled and retired at the Effective Time and no consideration shall be issued in exchange therefor.

     3.5     DISSENTING SHAREHOLDERS.  Any holder of shares of First Bank Common
             -----------------------
Stock who perfects his or her dissenters' rights in accordance with and as contemplated by Article 13 of the ABCA, shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of law; provided, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the ABCA and surrendered to Community Capital the certificates or certificates representing the shares for which payment is being made. In the event that after the Effective

Time, a dissenting shareholder of First Bank fails to perfect, or effectively withdraws or loses, his or her right to appraisal of and payment for his or her shares, Community Capital shall issue and deliver the consideration to which such holder of shares of First Bank Common Stock is entitled under this Article 3 (without interest) upon surrender by such holder of the certificate or certificates representing shares of First Bank Common Stock held by him or her.

     3.6     FRACTIONAL  SHARES.  Notwithstanding  any  other  provision of this
             ------------------
Agreement, each holder of shares of First Bank Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Community Capital Common Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash
(without interest) in an amount equal to such fractional part of a share of Community Capital Common Stock multiplied by $13.00. No such holder will be entitled to dividends, voting rights, or any other rights as a shareholder in respect of any fractional shares.

     3.7     ELECTION  OF  CONSIDERATION.  With  its proxy materials, First Bank
             ---------------------------
shall mail or deliver to each holder of record of First Bank Common Stock appropriate election materials. The election materials shall include an Election Form (with instructions) which Electing Shareholders may use to elect to receive Cash Consideration, Stock Consideration or a mixture of both. Electing Shareholders may change their election with a written notice to First Bank up and until five business days prior to the Closing Date, after which no Electing Shareholder may change an election. Four days prior to the anticipated Closing Date, First Bank shall deliver the election information to Community Capital. An Electing Shareholder that does not deliver an election to First Bank prior to five business days before the Closing Date will be deemed to have elected 100% Stock Consideration and no Cash Consideration.

                                   ARTICLE 4.
                               EXCHANGE OF SHARES
                               ------------------
     4.1     EXCHANGE  PROCEDURES.  Promptly after the Effective Time, Community
             --------------------
Capital shall mail or deliver to each holder of record of a certificate or certificates which represented shares of First Bank Common Stock immediately prior to the Effective Time (the "Certificates") appropriate transmittal materials and delivery instructions. The delivery instructions shall specify that delivery shall be effected, and risk of loss and title to such Certificates shall pass, only upon proper delivery of such Certificates to Community Capital. The Certificate or Certificates of First Bank Common Stock so delivered shall be duly endorsed as Community Capital may require. In the event of a transfer of ownership of shares of First Bank Common Stock represented by Certificates that are not registered in the transfer records of First Bank, the consideration provided in Section 3.1 may be issued to a transferee if the Certificates representing such shares are delivered to Community Capital, accompanied by all documents required to evidence such transfer and by evidence satisfactory to Community Capital that any applicable stock transfer taxes have been paid. If any Certificate shall have been lost, stolen, mislaid or destroyed, upon receipt of (a) an affidavit of that fact from the holder claiming such Certificate to be lost, mislaid, stolen or destroyed, (b) such bond, security or indemnity as Community Capital may reasonably require, and (c) any other documents necessary To evidence and effect the bona fide exchange thereof, Community Capital shall issue to such holder the consideration into which the shares represented by such lost, stolen, mislaid or destroyed Certificate shall have been converted. Community Capital may establish such other reasonable and customary rules and procedures in connection with its duties as it may deem appropriate. After the Effective Time, each holder of shares of First Bank Common Stock (other than shares to be canceled pursuant to Section 3.4 or as to which statutory dissenters' rights have been perfected as provided in Section 3.5) issued and outstanding at the Effective Time shall surrender the Certificate or Certificates representing such shares to Community Capital and shall promptly upon surrender thereof receive in exchange therefor the consideration provided in Section 3.1, together with all undelivered dividends or distributions in respect of such shares (without interest thereon) pursuant to Section 4.2. Community Capital shall not be obligated to deliver the consideration to which any former holder of First Bank Common Stock is entitled as a result of the Merger until such holder surrenders such holder's Certificate or Certificates (or such evidence of such Certificate's loss or destruction as described above) for exchange as provided in this Section 4.1. Any other provision of this Agreement notwithstanding, Community Capital shall not be liable to a holder of First Bank Common Stock for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law.

     4.2     RIGHTS  OF  FORMER  SHAREHOLDERS  OF  FIRST BANK.  At the Effective
             ------------------------------------------------
Time, the stock transfer books of First Bank shall be closed as to holders of First Bank Common Stock immediately prior to the Effective Time and no transfer of First Bank Common Stock by any such holder shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of
Section 4.1, each Certificate theretofore representing shares of First Bank Common Stock (other than shares to be canceled pursuant to Sections 3.4 and 3.5) shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Section 3.1 in exchange therefor, subject, however, to the Surviving Bank's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which have been declared or made by First Bank in respect of such shares of First Bank Common Stock in accordance with the terms of this Agreement and which remain unpaid at the Effective Time. To the extent permitted by Law, former shareholders of record of First Bank shall be entitled to vote after the Effective Time at any meeting of Community Capital shareholders the number of whole shares of Community Capital Common Stock into which their respective shares of First Bank Common Stock are converted, regardless of whether such holders have exchanged their Certificates for certificates representing Community Capital Common Stock in accordance with the provisions of this Agreement. Whenever a dividend or other distribution is declared by Community Capital on the Community Capital Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares of Community Capital Common Stock issuable pursuant to this Agreement, but no dividend or other distribution payable to the holders of record of Community Capital Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any Certificate until such holder surrenders such Certificate for exchange as provided in Section 4.1. However, upon surrender of such Certificate, both the Community Capital Common Stock certificate (together with all such undelivered dividends or other distributions without interest) and any undelivered dividends and cash payments payable hereunder

(without interest) shall be delivered and paid with respect to each share represented by such Certificate.

                                   ARTICLE 5.
                  REPRESENTATIONS AND WARRANTIES OF FIRST BANK
                -------------------------------------------------

     First  Bank hereby represents and warrants to Community Capital as follows:

     5.1     ORGANIZATION, STANDING, AND POWER.  First Bank is a commercial bank
             ---------------------------------
duly organized, validly existing, and in good standing under the Laws of the State of Alabama. First Bank has the power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. First Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank. First Bank is an "insured institution" as such term is defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits therein are insured by the Bank Insurance Fund to the maximum extent permitted by law.

     5.2     AUTHORITY;  NO  BREACH  BY  AGREEMENT.
             -------------------------------------

          (a) First Bank has the power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated herein, including the Merger. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of First Bank, subject to approval of this Agreement by the holders of two-thirds of the outstanding voting stock of First Bank. Subject to shareholder approval and approvals required of Regulatory Authorities, this Agreement represents a legal, valid and binding obligation of First Bank, enforceable against First Bank in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

          (b) Neither the execution and delivery of this Agreement by First Bank, nor the consummation by First Bank of the transactions contemplated hereby, nor compliance by First Bank with any of the provisions hereof will (1) conflict with or result in a breach of any provision of First Bank's Articles of Incorporation or Bylaws, or (2) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of First Bank under, any Contract or Permit of First Bank, where such Default or Lien, or any failure to obtain such Consent, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank, or (3) subject to receipt of the requisite approvals referred to in Section 9.1(b) of this Agreement, violate any Law or Order applicable to First Bank or any of its Assets.

          (c) Other than in connection or compliance with the provisions of the Securities Laws, applicable state corporate and securities Laws, and rules of the NASD, and other than Consents required from Regulatory Authorities, and other than notices to or filings with the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any employee benefit plans, and other than Consents, filings or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank, no notice to, filing with, or Consent of any public body or authority is necessary for the consummation by First Bank of the transactions contemplated in this Agreement.

     5.3     CAPITAL  STOCK.
             --------------

          (a) The authorized capital stock of First Bank consists of 500,000 shares of First Bank Common Stock, of which 250,000 shares are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of capital stock of First Bank are duly and validly issued and outstanding and are fully paid and nonassessable. None of the outstanding shares of capital stock of First Bank has been issued in violation of any preemptive rights of the current or past shareholders of First Bank.

          (b) Other than as set forth in Section 5.3(a), there are no shares of capital stock or other equity securities of First Bank outstanding and no outstanding Rights relating to the capital stock of First Bank.

     5.4     FIRST  BANK  SUBSIDIARIES.  First  Bank  has  no  subsidiaries.
             -------------------------

     5.5     INSURANCE.  First  Bank  has  provided Community Capital a complete
             ---------
list and description (including the expiration date, premium amount and coverage thereunder) of all policies of insurance and bonds presently maintained by, or providing coverage for, First Bank or any of its respective officers, directors and employees, all of which are and will be maintained through the Closing Date, in full force and effect, together with a complete list of all pending claims under any of such policies or bonds. All terms, obligations and provisions of each of such policies and bonds have been complied with, all premiums due thereon have been paid, and no notice of cancellation with respect thereto has been received. Except as set forth in the First Bank Disclosure Memorandum,
                                               --------------------------------
such policies and bonds provide adequate coverage to insure the properties and businesses of First Bank and the activities of the officers, directors and employees of First Bank against such risks and in such amounts as are prudent and customary. First Bank will not, as of the Closing Date, have any liability for premiums or for retrospective premium adjustments for any period prior to the Closing Date. First Bank has heretofore made, or will hereinafter make, available to Community Capital a true, correct and complete copy of each insurance policy and bond currently in effect with respect to the business and affairs of First Bank.

     5.6     FINANCIAL  STATEMENTS.  First  Bank  has included in Section 5.6 of
             ---------------------
the First Bank Disclosure Memorandum or previously provided to Community Capital
    --------------------------------
copies of all First Bank Financial Statements for the periods ended on or before the date hereof and will deliver to Community

Capital copies of all First Bank Financial Statements prepared subsequent to the date hereof. First Bank Financial Statements (as of the dates thereof and for the periods covered thereby) (a) are, or if dated after the date of this Agreement, will be, in accordance with the books and records of First Bank, which are or will be, as the case may be, complete and correct and which have been or will have been, as the case may be, maintained in accordance with good business practices, and (b) present or will present, as the case may be, fairly the financial position of First Bank as of the dates indicated and the results of operations, changes in shareholders' equity, and cash flows of First Bank for the periods indicated, in accordance with GAAP (subject to any exceptions as to consistency specified therein or as may be indicated in the notes thereto or, in the case of interim financial statements, to normal recurring year-end adjustments that are not material in amount or effect).

     5.7     ABSENCE  OF  UNDISCLOSED LIABILITIES.  First Bank does not have any
             ------------------------------------
Liabilities that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank except Liabilities which are reflected or otherwise accrued or reserved against in the balance sheets of First Bank as of December 31, 2002 and March 31, 2003, included in First Bank Financial Statements or reflected in the notes thereto. First Bank has not incurred or paid any Liability since March 31, 2003, except for such Liabilities reflected or otherwise accrued or reserved against in First Bank Financial Statements, or as may have been incurred or paid in the ordinary course of business consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

     5.8     ABSENCE OF CERTAIN CHANGES OR EVENTS.  Since March 31, 2003, except
             ------------------------------------
as  disclosed  in Section 5.8 of the First Bank Disclosure Memorandum, (a) there
                                     --------------------------------
have been no events, changes or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank, and (b) First Bank has not taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any of the covenants and agreements of First Bank provided in
Article  7  of  this  Agreement.

     5.9     TAX  MATTERS.
             ------------

          (a) All Tax returns required to be filed by or on behalf of First Bank have been timely filed or requests for extensions have been timely filed, granted, and have not expired for periods ended on or before March 31, 2003, except to the extent that all such failures to file, taken together, are not reasonably likely to have a Material Adverse Effect on First Bank and all returns filed are complete and accurate in all material respects to the Knowledge of First Bank. All Taxes shown as due on filed returns have been paid. There is no audit examination, deficiency or refund Litigation with respect to any Taxes that is reasonably likely to result in a determination that would have, individually or in the aggregate, a Material Adverse Effect on First Bank, except as reserved against in First Bank Financial Statements delivered prior to the date of this Agreement or as disclosed in Section 5.9(a) of the First Bank Disclosure Memorandum. All material Taxes and other Liabilities due
---------------------------------
with respect to completed and settled examinations or concluded Litigation have been paid.

          (b)     Except  as  disclosed  in  Section  5.9(b)  of  the First Bank
                                                                      ----------
Disclosure Memorandum, First Bank has not executed an extension or waiver of any
---------------------
statute  of  limitations  on the
assessment or collection of any Tax due that is currently in effect, and no unpaid tax deficiency has been asserted in writing against or with respect to First Bank, which deficiency is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

          (c) Adequate provisions for any Taxes due or to become due for First Bank for the period or periods through and including the date of the respective First Bank Financial Statements has been made and is reflected on such First Bank Financial Statements.

          (d) Deferred Taxes of First Bank have been provided for in accordance with GAAP.

          (e) First Bank is in compliance in all material respects with, and its records contain all information and documents (including, without limitation, properly completed IRS Forms W-9) necessary to comply in all material respects with, all applicable information reporting and Tax withholding requirements under federal, state and local Tax Laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Internal Revenue Code, except for such instances of noncompliance and such omissions as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

          (f)     Except  as  disclosed  in  Section  5.9(f)  of  the First Bank
                                                                      ----------
Disclosure  Memorandum,  First Bank does not have a pending application for, nor
-----------------------
has there been approved, a change in method of accounting and as a result of which, if such application has been or is approved, there will be required to be made an adjustment to the taxable income First Bank, or its successor(s) for tax purposes, for any taxable period subsequent to consummation of the Merger contemplated by this Agreement.

          (g) There are no Liens with respect to Taxes upon any of the Assets of First Bank.

     5.10     ALLOWANCE  FOR  POSSIBLE  LOAN  LOSSES.  Except  as  disclosed  in
              --------------------------------------
Section 5.10 of the First Bank Disclosure Memorandum, the allowance for possible
                    --------------------------------
loan or credit losses (the "Allowance") shown on the balance sheet of First Bank included in the most recent First Bank Financial Statements dated prior to the date of this Agreement was, and the Allowance shown on the balance sheets of First Bank included in First Bank Financial Statements as of dates subsequent to the execution of this Agreement will be, as of the dates thereof, adequate (within the meaning of GAAP and applicable regulatory requirements or guidelines) to provide for losses relating to or inherent in the loan and lease portfolios (including accrued interest receivables) of First Bank and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by First Bank as of the dates thereof except where the failure of such Allowance to be so adequate is not reasonably likely to have a Material Adverse Effect on First Bank.

     5.11     ASSETS.  Except  as  disclosed  in  Section 5.11 of the First Bank
              ------                                                  ----------
Disclosure  Memorandum  or  as  disclosed  or  reserved  against  in  First Bank
----------------------
Financial Statements, First Bank has good and marketable title, free and clear of all Liens, to all of its Assets. All material tangible properties used in the businesses of First Bank are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with First Bank's past practices. All Assets which are material to First Bank's business, held under leases or subleases by First Bank, are held under valid Contracts enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought), and each such Contract is in full force and effect. The policies of fire, theft, liability and other insurance maintained with respect to the Assets or businesses of First Bank provide adequate coverage under current industry practices against loss or Liability, and the fidelity and blanket bonds in effect as to which First Bank is a named insured are reasonably sufficient. The Assets of First Bank include all assets required to operate the business of First Bank as presently conducted.

     5.12     ENVIRONMENTAL  MATTERS.
              ----------------------

          (a)     Except  as  disclosed  in  Section  5.12(a)  of the First Bank
                                                                      ----------
Disclosure  Memorandum,  to  the  Knowledge  of  First  Bank,  First  Bank,  its
----------------------
Participation Facilities and its Loan Properties are, and have been, in compliance with all Environmental Laws, except for violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

          (b) To the Knowledge of First Bank, there is no Litigation pending or threatened before any court, governmental agency or authority or other forum in which First Bank or any of its Loan Properties or Participation Facilities has been or, with respect to threatened Litigation, may be named as a defendant or potentially responsible party (1) for alleged noncompliance (including by any predecessor) with any Environmental Law or (2) relating to the release into the environment of any Hazardous Material or oil, whether or not occurring at, on, under or involving a site owned, leased or operated by First Bank or any of its Loan Properties or Participation Facilities, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank and to the Knowledge of First Bank, there is no reasonable basis for any such Litigation.

          (c) To the Knowledge of First Bank, there have been no releases of Hazardous Material or oil in, on, under or affecting any Participation Facility or Loan Property, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

     5.13     COMPLIANCE  WITH  LAWS.  First  Bank  has  in  effect  all Permits
              ----------------------
necessary for it to own, lease or operate its Assets and to carry on its business as now conducted, except for those Permits the absence of which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank, and there has occurred no Default under any such Permit, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank. Except as disclosed in
Section  5.13  of  the  First  Bank  Disclosure  Memorandum,  First  Bank:
                        -----------------------------------

          (a) is not in violation of any Laws, Orders or Permits applicable to its business or employees conducting its business, except for violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank; and

          (b) has not received any notification or communication from any agency or department of federal, state, or local government or any Regulatory Authority or the staff thereof (1) asserting that First Bank is not in compliance with any of the Laws or Orders which such governmental authority or Regulatory Authority enforces, where such noncompliance is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank,
(2) threatening to revoke any Permits, the revocation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank, or (3) requiring First Bank to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment or memorandum of understanding, or to adopt any Board resolution or similar undertaking, which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies, its management, or the payment of dividends.

     5.14     LABOR  RELATIONS.  First Bank is not the subject of any Litigation
              ----------------
asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state law) or seeking to compel it to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving First Bank, pending or, to its Knowledge, threatened, nor, to its Knowledge, is there any activity involving First Bank's employees seeking to certify a collective bargaining unit or engaging in any other organization activity.

     5.15     EMPLOYEE  BENEFIT  PLANS.
              ------------------------

          (a)     First  Bank has disclosed in Section 5.15(a) of the First Bank
                                                                      ----------
Disclosure Memorandum and delivered or made available to Community Capital prior
---------------------
to the execution of this Agreement copies in each case of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus, or other incentive plans, all other written employee programs, arrangements, or agreements, all medical, vision, dental, or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by First Bank or ERISA Affiliate thereof for the benefit of employees, former employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries and under which employees, former employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate (collectively, the "First Bank Benefit Plans"). Any of the First Bank Benefit Plans which is an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as a "First Bank ERISA Plan."

          (b) Except as to those plans disclosed in Section 5.15(b) of the First Bank Disclosure Memorandum as tax-qualified First Bank ERISA Plans (the
-----------------------------------
"First Bank Qualified Plans"), First Bank does not maintain and has not previously maintained during the six years preceding the date of this Agreement a First Bank Plan which meets or was intended to meet the requirements of Code
Section 401(a). The Internal Revenue Service has issued favorable determination letters to the effect that each First Bank Qualified Plan qualifies under Code Section 401(a) and that any related trust is exempt from taxation under Code Section 501(a), and such determination letters remain in effect and have not been revoked. Copies of the most recent determination letters and any outstanding requests for a determination letter with respect to each First Bank Qualified Plan have been delivered or made available to Community Capital. Except as disclosed in Section 5.15(b) of the First Bank Disclosure Memorandum, no First Bank Qualified Plan
                  --------------------------------
has been amended since the issuance of each respective determination letter. First Bank Qualified Plans currently comply in form with the requirements under Code Section 401(a), other than changes required by statutes, regulations and rulings for which amendments are not yet required. No issue concerning qualification of First Bank Qualified Plans is pending before or is threatened by the Internal Revenue Service. First Bank Qualified Plans have been administered according to their terms (except for those terms which are inconsistent with the changes required by statutes, regulations, and rulings for which changes are not yet required to be made, in which case First Bank Qualified Plans have been administered in accordance with the provisions of those statutes, regulations and rulings) and in accordance with the requirements of Code Section 401(a). First Bank, nor any ERISA Affiliate, nor any fiduciary of any First Bank Qualified Plan has done anything that would adversely affect the qualified status of First Bank Qualified Plans or the related trusts. Any First Bank Qualified Plan which is required to satisfy Code Section 401(k)(3) and 401(m)(2) has been tested for compliance with, and has satisfied the requirements of, Code Section 401(k)(3) and 401(m)(2) for each plan year ending prior to the date of this Agreement.

          (c) All First Bank Benefit Plans are in compliance in all material respects with the applicable terms of ERISA, the Internal Revenue Code, and any other applicable Laws the breach or violation of which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank. To the Knowledge of First Bank, neither First Bank nor any other party has engaged in a transaction with respect to any First Bank Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject First Bank to a tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

          (d) Neither First Bank nor any ERISA Affiliate of First Bank maintains or has during the six years preceding the date of this Agreement maintained an "employee benefit pension plan," within the meaning of Section
3(2)  of  ERISA  that  is  or  was  subject  to  Title  IV  of  ERISA.

          (e) Neither First Bank nor any ERISA Affiliate of First Bank has any past, present or future obligation or liability to contribute to any multi-employer plan, as defined in Section 3(37) of ERISA.

          (f)     Except  as  disclosed  in  Section  5.15(f)  of the First Bank
                                                                      ----------
Disclosure  Memorandum, (1) First Bank has no obligations for retiree health and
----------------------
life benefits under any First Bank Benefit Plans and (2) there are no restrictions on the rights of First Bank to amend or terminate any such Plan without incurring any Liability thereunder, which Liability is reasonably likely to have a Material Adverse Effect on First Bank, other than for benefits accrued before the date of such termination or amendment.

          (g)     Except  as  disclosed  in  Section  5.15(g)  of the First Bank
                                                                      ----------
Disclosure  Memorandum, neither the execution and delivery of this Agreement nor
----------------------
the consummation of the transactions contemplated hereby will (1) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of First Bank from First Bank under any First Bank Benefit Plan or otherwise, (2) increase any benefits otherwise payable under any First Bank Benefit Plan, or
(iii) result in any acceleration of the time of payment or vesting of any such benefit.

          (h)     Except  as  disclosed  in  Section  5.15(h)  of the First Bank
                                                                      ----------
Disclosure  Memorandum,  the  actuarial  present  values of all accrued deferred
----------------------
compensation entitlements (including, without limitation, entitlements under any executive compensation, supplemental retirement, or employment agreement) of employees and former employees of First Bank and their respective beneficiaries, other than entitlements accrued pursuant to funded retirement plans subject to the provisions of Section 412 of the Internal Revenue Code or Section 302 of ERISA, have been reflected on First Bank Financial Statements to the extent required by and in accordance with GAAP.

          (i) First Bank and each ERISA Affiliate of First Bank has complied in all material respects with applicable continuation of coverage requirements of Section 1001 of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and ERISA Sections 601 through 608.

          (j)     Except  as  disclosed  in  Section  5.15(j)  of the First Bank
                                                                      ----------
Disclosure  Memorandum, neither First Bank nor any ERISA Affiliate of First Bank
----------------------
is obligated, contingently or otherwise, under any agreement to pay any amount which would be treated as a "parachute payment," as defined in Section 280G(b) of the Internal Revenue Code (determined without regard to Section
280G(b)(2)(A)(ii)  of  the  Internal  Revenue  Code).

          (k) Other than routine claims for benefits, there are no actions, audits, investigations, suits or claims pending, or threatened against any First Bank Benefit Plan, any trust or other funding agency created thereunder, or against any fiduciary of any First Bank Benefit Plan or against the assets of any First Bank Benefit Plan.

     5.16     MATERIAL  CONTRACTS.  Except  as  disclosed in Section 5.16 of the
              -------------------
First  Bank Disclosure Memorandum or otherwise reflected in First Bank Financial
---------------------------------
Statements, neither First Bank nor any of its Assets, businesses or operations, is a party to, or is bound or affected by, or receives benefits under, (a) any employment, severance, termination, consulting or retirement Contract providing for aggregate payments to any Person in any calendar year in excess of $25,000, excluding "at will" employment arrangements, (b) any Contract relating to the borrowing of money by First Bank or the guarantee by First Bank of any such obligation (other than Contracts evidencing deposit liabilities, purchases of federal funds, Federal Home Loan First Bank advances, fully secured repurchase agreements, trade payables, and Contracts relating to borrowings or guarantees made in the ordinary course of business), and (c) any other Contract (excluding this Agreement) or amendment thereto that would be required to be filed as an exhibit to a Form 10-K if First Bank were required to file such forms under the 1934 Act (together with all Contracts referred to in Sections 5.11 and 5.15(a) of this Agreement, the "First Bank Contracts"). First Bank is not in Default under any First Bank Contract, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank. Except as to FHLB advances, all of the indebtedness of First Bank for money borrowed is prepayable at any time by First Bank without penalty or premium.

     5.17     LEGAL  PROCEEDINGS.  Except  as  disclosed  in Section 5.17 of the
              ------------------
First  Bank Disclosure Memorandum, there is no Litigation instituted or pending,
---------------------------------
or, to the Knowledge of First Bank, threatened (or unasserted but considered probable of assertion) against First Bank, or against any Asset, interest, or right of any of them, that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank, nor are there any Orders of any Regulatory Authorities, other governmental authorities, or arbitrators outstanding against First Bank, that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Bank.

     5.18     REPORTS.  Since  January  1, 2000, First Bank has timely filed all
              -------
reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with (a) the Regulatory Authorities, and (b) any applicable state securities or banking authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws. As of its respective date, each such report and document to First Bank's Knowledge did not, in any material respect, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     5.19     STATEMENTS  TRUE  AND  CORRECT.  No  statement,  certificate,
              ------------------------------
instrument or other writing furnished or to be furnished by First Bank to Community Capital pursuant to this Agreement contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by First Bank for inclusion in the documents to be filed by First Bank or Community Capital with any Regulatory Authority in connection with the transactions contemplated hereby, will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that First Bank is responsible for filing with any Regulatory Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.

     5.20     ACCOUNTING,  TAX  AND REGULATORY MATTERS.  Neither First Bank nor,
              ----------------------------------------
to the Knowledge of First Bank, any Affiliate thereof has taken any action, or agreed to take any action, or has any Knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any Consents of Regulatory Authorities referred to in Section 9.1(b) of this Agreement or result in the imposition of a condition or restriction of the type referred to in the second sentence of such Section. To the Knowledge of First Bank, there exists no fact, circumstance, or reason attributable to First Bank why the requisite Consents referred to in Section 9.1(b) of this Agreement cannot be received in a timely manner without the imposition of any condition or restriction of the type described in the second sentence of such Section 9.1(b).

     5.21     CHARTER  PROVISIONS.  First  Bank has taken all action so that the
              -------------------
entering into of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not result in the grant of any rights to any Person under the Articles of Incorporation, Bylaws or other governing instruments of First Bank or restrict or impair the ability of Community Capital to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of First Bank that may be acquired or controlled by it.

     5.22     DERIVATIVES CONTRACTS.  Except as set forth in Section 5.22 of the
              ---------------------
First Bank Disclosure Memorandum, First Bank is not a party to nor has it agreed
--------------------------------
to enter into an exchange-traded or over-the-counter swap, forward, future, option, cap, floor or collar financial contract, or any other interest rate or foreign currency protection contract not included on its balance sheet which is a financial derivative contract (including various combinations thereof).

                                   ARTICLE 6.
                        REPRESENTATIONS AND WARRANTIES OF
                        ---------------------------------
                                COMMUNITY CAPITAL
                                -----------------

     Community  Capital hereby represents and warrants to First Bank as follows:

     6.1     ORGANIZATION,  STANDING,  AND  POWER.  Community  Capital  is  a
             ------------------------------------
corporation duly organized, validly existing, and in good standing under the Laws of the State of Georgia, and is duly registered as a bank holding company under the BHC Act. On the Closing date, Interim will be a corporation duly organized, validly existing and in good standing under the Laws of the State of Alabama. Community Capital has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its Assets. Community Capital is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

     6.2     AUTHORITY;  NO  BREACH  BY  AGREEMENT.
             -------------------------------------

          (a) Community Capital has, and on the Closing date Interim will have, the corporate power and authority necessary to execute, deliver and perform their respective obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Community Capital. Subject to any approvals required of Regulatory Authorities, this Agreement represents a legal, valid and binding obligation of Community Capital, enforceable against Community Capital in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

          (b) Neither the execution and delivery of this Agreement by Community Capital, nor the consummation by Community Capital of the transactions contemplated hereby, nor compliance by Community Capital with any of the provisions hereof will (i) conflict with or result in a breach of any provision of Community Capital's Articles of Incorporation or Bylaws, or the Charter, Articles of Incorporation or Bylaws of any Community Capital Company, or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any Community Capital Company under, any Contract or Permit of any Community Capital Company, where such Default or Lien, or any failure to obtain such Consent, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, or (iii) subject to receipt of the requisite approvals referred to in
Section 9.1(b) of this Agreement, violate any Law or Order applicable to any Community Capital Company or any of their respective Assets.

          (c) Other than in connection or compliance with the provisions of the Securities Laws, applicable state corporate and securities Laws, and rules of the NASD, and other than Consents required from Regulatory Authorities, and other than notices to or filings with the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any employee benefit plans, and other than Consents, filings or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, no notice to, filing with, or Consent of any public body or authority is necessary for the consummation by Community Capital of the transactions contemplated in this Agreement.

     6.3     CAPITAL  STOCK.
             --------------

          (a)     The  authorized capital stock of Community Capital consists of
(1) 10,000,000 shares of Community Capital Common Stock, of which 1,499,560 shares are issued and 1,433,122 shares are outstanding as of the date of this Agreement, and (2) 2,000,000 shares of Community Capital preferred stock, of which no shares are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of capital stock of Community Capital are, and all of the shares of Community Capital Common Stock to be issued in exchange for shares of First Bank Common Stock upon consummation of the Merger, when issued in accordance with the terms of this Agreement, will be duly and validly issued and outstanding and are fully paid and nonassessable. None of the outstanding shares of capital stock of Community Capital has been issued in violation of any preemptive rights of the current or past shareholders of Community Capital.

          (b) Upon the incorporation of Interim, the authorized capital stock of Interim will consist of 10,000,000 shares of Interim Common Stock, of which 100 shares will be issued and outstanding as of the Closing date.

          (c)     Except as disclosed in Section 6.3(c) of the Community Capital
                                                               -----------------
Disclosure  Memorandum,  there  are  no  shares of capital stock or other equity
----------------------
securities of Community Capital outstanding and no outstanding Rights relating to the capital stock of Community Capital.

     6.4     COMMUNITY CAPITAL SUBSIDIARIES.  Community Capital has disclosed in
             ------------------------------
Section 6.4 of the Community Capital Disclosure Memorandum all Community Capital
                   ---------------------------------------
Subsidiaries  as  of the date of this Agreement.  Except as disclosed in Section
6.4  of the Community Capital Disclosure Memorandum, Community Capital or one of
            ---------------------------------------
its Subsidiaries owns all of the issued and outstanding shares of capital stock of each Community Capital Subsidiary. No equity securities of any Community
Capital Subsidiary are or may become required to be issued (other than to another Community Capital Company) by reason of any Rights, and there are no Contracts by which any Community Capital Subsidiary is bound to issue (other than to another Community Capital Company) additional shares of its capital stock or Rights, or by which any Community Capital Company is or may be bound to transfer any shares of the capital stock of any Community Capital Subsidiary (other than to another Community Capital Company), and there are no Contracts by which Community Capital is bound to issue (other than to another Community Capital Company) additional shares of its capital stock. There are no Contracts relating to the rights of any Community Capital Company to vote or to dispose of any shares of the capital stock of any Community Capital Company. All of the issued and outstanding shares of capital stock of each Community Capital Subsidiary are fully paid and nonassessable under the applicable Law of the jurisdiction in which such Community Capital Subsidiary is incorporated or organized and are owned by a Community Capital Company free and clear of any Lien. Each Community Capital Subsidiary is either a bank, a trust company, a savings association or a corporation and is duly organized, validly existing, and (as to corporations) in good standing under the Laws of the jurisdiction in which it is organized and has the corporate power and authority necessary for it to own, lease and operate its Assets and to carry on its business as now conducted. Each Community Capital Subsidiary is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital. Each Community Capital Subsidiary that is a depository institution is an "insured institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits in which are insured to applicable limits by the Bank Insurance Fund or the Savings Association Insurance Fund, as appropriate.

     6.5     INSURANCE.  Community  Capital  maintains insurance policies and/or
             ---------
bonds which provide adequate coverage to insure the properties and businesses of the Community Capital Companies and the activities of the officers, directors, and employees of such Community Capital Companies against such risks and in such amounts as are prudent and customary. Except as disclosed in Section 6.5 of the Community Capital Disclosure Memorandum, there are no pending claims under any
-----------------------------------------
of such policies or bonds. All terms, obligations and provisions of each of such policies and bonds have been complied with, all premiums due thereon have been paid, and no notice of cancellation with respect thereto has been received.

     6.6     FINANCIAL  STATEMENTS.  The  Community Capital Financial Statements
             ---------------------
(as of the dates thereof and for the periods covered thereby) (a) are, or if dated after the date of this Agreement will be, in accordance with the books and records of the Community Capital Companies, which are or will be, as the case may be, complete and correct and which have been or will have been, as the case may be, maintained in accordance with good business practices, and (b) present or will present, as the case may be, fairly the consolidated financial position of the Community Capital Companies as of the dates indicated and the consolidated results of operations, changes in shareholders' equity, and cash flows of the Community Capital Companies for the periods indicated, in accordance with GAAP (subject to any exceptions as to consistency specified therein or as may be indicated in the notes thereto or, in the case of interim financial statements, to normal recurring year-end adjustments that are not material in amount or effect).

     6.7     ABSENCE  OF UNDISCLOSED LIABILITIES.   No Community Capital Company
             -----------------------------------
has any Liabilities that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, except Liabilities which are reflected or otherwise accrued or reserved against in the consolidated balance sheets of Community Capital as of March 31, 2003 included in the Community Capital Financial Statements or reflected in the notes thereto. No
Community Capital Company has incurred or paid any Liability since March 31, 2003, except for such Liabilities reflected or otherwise accrued or reserved against in the Community Capital Financial Statements, or as may have been incurred or paid in the ordinary course of business consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

     6.8     ABSENCE OF CERTAIN CHANGES OR EVENTS.  Since March 31, 2003, except
             ------------------------------------
as  disclosed in Section 6.8 of the Community Capital Disclosure Memorandum, (a)
                                    ---------------------------------------
there have been no events, changes or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, and (b) the Community Capital Companies have not taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any of the covenants and agreements of Community Capital provided in Article 7 of this Agreement.

     6.9     TAX  MATTERS.
             ------------
          (a) All Tax returns required to be filed by or on behalf of any of Community Capital Companies have been timely filed or requests for extensions have been timely filed, granted, and have not expired for periods ended on or before March 31, 2003, except to the extent that all such failures to file, taken together, are not reasonably likely to have a Material Adverse Effect on Community Capital and all returns filed are complete and accurate in all material respects to the Knowledge of Community Capital. All Taxes shown as due on filed returns have been paid. There is no audit examination, deficiency or refund Litigation with respect to any Taxes that is reasonably likely to result in a determination that would have, individually or in the aggregate, a Material Adverse Effect on Community Capital, except as reserved against in Community Capital Financial Statements or as disclosed in Section 6.9(a) of the Community
                                                                       ---------
Capital  Disclosure  Memorandum.  All  material  Taxes and other Liabilities due
-------------------------------
with respect to completed and settled examinations or concluded Litigation have been paid.

          (b)     Except as disclosed in Section 6.9(b) of the Community Capital
                                                               -----------------
Disclosure  Memorandum,  none of the Community Capital Companies has executed an
----------------------
extension  or  waiver  of  any
statute of limitations on the assessment or collection of any Tax due that is currently in effect, and no unpaid tax deficiency has been asserted in writing against or with respect to any Community Capital Company, which deficiency is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

          (c) Adequate provision for any Taxes due or to become due for any Community Capital Company for the period or periods through and including the date of the respective Community Capital Financial Statements has been made and is reflected on such Community Capital Financial Statements.

          (d) Deferred Taxes of Community Capital have been provided for in accordance with GAAP.

          (e) Each of the Community Capital Companies is in compliance in all material respects with, and its records contain all information and documents (including, without limitation, properly completed IRS Forms W-9) necessary to comply in all material respects with, all applicable information reporting and Tax withholding requirements under federal, state and local Tax Laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Internal Revenue Code, except for such instances of noncompliance and such omissions as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

          (f) There are no Liens with respect to Taxes upon any of the Assets of any Community Capital Company.

     6.10     ALLOWANCE  FOR  POSSIBLE  LOAN LOSSES.  The allowance for possible
              -------------------------------------
loan or credit losses (the "Allowance") shown on the balance sheets of Community Capital included in the most recent Community Capital Financial Statements dated prior to the date of this Agreement was, and the Allowance shown on the balance sheets of Community Capital included in Community Capital Financial Statements as of dates subsequent to the execution of this Agreement will be, as of the dates thereof, adequate (within the meaning of GAAP and applicable regulatory requirements or guidelines) to provide for losses relating to or inherent in the loan and lease portfolios (including accrued interest receivables) of Community Capital and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by Community Capital as of the dates thereof except where the failure of such Allowance to be so adequate is not reasonably likely to have a Material Adverse Effect on Community Capital.

     6.11     ASSETS.  Except  as  disclosed  in  Section  6.11 of the Community
              ------                                                   ---------
Capital  Disclosure  Memorandum or as disclosed or reserved against in Community
-------------------------------
Capital Financial Statements, each Community Capital Company has good and marketable title, free and clear of all Liens, to all of their respective Assets. All material tangible properties used in the businesses of each Community Capital Company are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with Community Capital's past practices. All Assets which are material to Community Capital's business on a consolidated basis, held under leases or subleases by Any

Community Capital Company, are held under valid Contracts enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought), and each such Contract is in full force and effect. The policies of fire, theft, liability and other insurance maintained with respect to the Assets or businesses of Community Capital provide adequate coverage under current industry practices against loss or Liability, and the fidelity and blanket bonds in effect as to which any of Community Capital Companies is a named insured are reasonably sufficient. The Assets of Community Capital Companies include all assets required to operate the business of Community Capital Companies as presently conducted.

     6.12     ENVIRONMENTAL  MATTERS.
              ----------------------

          (a)     Except  as  disclosed  in  Section  6.12(a)  of  the Community
                                                                       ---------
Capital  Disclosure  Memorandum,  to  the  Knowledge  of Community Capital, each
-------------------------------
Community Capital Company, its Participation Facilities and its Loan Properties are, and have been, in compliance with all Environmental Laws, except for violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

          (b) To the Knowledge of Community Capital, there is no Litigation pending or threatened before any court, governmental agency or authority or other forum in which any Community Capital Company or any of its Loan Properties or Participation Facilities has been or, with respect to threatened Litigation, may be named as a defendant or potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material or oil, whether or not occurring at, on, under or involving a site owned, leased or operated by any Community Capital Company or any of its Loan Properties or Participation Facilities, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital and to the Knowledge of Community Capital, there is no reasonable basis for any such Litigation.

          (c) To the Knowledge of Community Capital, there have been no releases of Hazardous Material or oil in, on, under or affecting any Participation Facility or Loan Property, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

     6.13     COMPLIANCE  WITH  LAWS.  Each  Community  Capital  Company  has in
              ----------------------
effect all Permits necessary for it to own, lease or operate its Assets and to carry on its business as now conducted, except for those Permits the absence of which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, and there has occurred no Default under any such Permit, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital. Except as disclosed in Section 6.13 of the Community Capital
                                                             ------------------
Disclosure  Memorandum,  no  Community  Capital  Company:
----------------------

          (a) is in violation of any Laws, Orders or Permits applicable to its business or employees conducting its business, except for violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital; and

          (b) has received any notification or communication from any agency or department of federal, state, or local government or any Regulatory Authority or the staff thereof (1) asserting that any Community Capital Company is not in compliance with any of the Laws or Orders which such governmental authority or Regulatory Authority enforces, where such noncompliance is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, (2) threatening to revoke any Permits, the revocation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, or (3) requiring any Community Capital Company to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment or memorandum of understanding, or to adopt any Board resolution or similar undertaking, which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies, its management, or the payment of dividends.

     6.14     LABOR  RELATIONS.  No  Community Capital Company is the subject of
              ----------------
any Litigation asserting that it or any other Community Capital Company has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state law) or seeking to compel it or any other Community Capital Company to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving any Community Capital Company, pending or, to its Knowledge, threatened, nor, to its Knowledge, is there any activity involving any Community Capital Company's employees seeking to certify a collective bargaining unit or engaging in any other organization activity.

     6.15     EMPLOYEE  BENEFIT  PLANS.
              ------------------------
          (a) Community Capital has provided to First Bank in Section 6.15 of the Community Capital Disclosure Memorandum a list of all pension,
         ------------------------------------------
retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus, or other incentive plans, all other written employee programs, arrangements, or agreements, all medical, vision, dental, or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by any Community Capital Company or ERISA Affiliate thereof for the benefit of employees, former employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries and under which employees, former employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate (collectively, the "Community Capital Benefit Plans").

          (b) All Community Capital Benefit Plans are in compliance in all material respects with the applicable terms of ERISA, the Internal Revenue Code, and any other applicable Laws the breach or violation of which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital. To the Knowledge of Community Capital, no Community

Capital Company nor any other party has engaged in a transaction with respect to any Community Capital Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject any Community Capital Company to a tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

          (c)     Except  as  disclosed  in  Section  6.15(c)  of  the Community
                                                                       ---------
Capital  Disclosure  Memorandum,  neither  the  execution  and  delivery of this
-------------------------------
Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of any Community Capital Company from any Community Capital Company under any Community Capital Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any Community Capital Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

          (d) Other than routine claims for benefits, there are no actions, audits, investigations, suits or claims pending, or threatened against any Community Capital Benefit Plan, any trust or other funding agency created thereunder, or against any fiduciary of any Community Capital Benefit Plan or against the assets of any Community Capital Benefit Plan.

     6.16     MATERIAL  CONTRACTS.  Except  as  disclosed in Section 6.16 of the
              -------------------
Community  Capital  Disclosure  Memorandum  or  otherwise reflected in Community
------------------------------------------
Capital Financial Statements, none of the Community Capital Companies, nor any of their respective Assets, businesses or operations, is a party to, or is bound or affected by, or receives benefits under (a) any Contract relating to the borrowing of money by any Community Capital Company or the guarantee by any Community Capital Company of any such obligation (other than Contracts evidencing deposit liabilities, purchases of federal funds, Federal Home Loan Community Capital advances, fully-secured repurchase agreements, trade payables, and Contracts relating to borrowings or guarantees made in the ordinary course of business), (b) any Contracts between or among Community Capital Companies, and (c) any other Contract (excluding this Agreement) or amendment thereto that is required to be filed as an exhibit to a Form 10-KSB or Form 10-QSB and has not been filed as an exhibit to any Form 10-KSB or 10-QSB as of the date of this Agreement (together with all Contracts referred to in Sections 6.11 and 6.15(a) of this Agreement, the "Community Capital Contracts"). None of Community Capital Companies is in Default under any Community Capital Contract, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital. Except as to FHLB advances, all of the indebtedness of any Community Capital Company for money borrowed is prepayable at any time by such Community Capital Company without penalty or premium.

     6.17     LEGAL  PROCEEDINGS.  Except  as  disclosed  in Section 6.17 of the
              ------------------
Community  Capital  Disclosure  Memorandum, there is no Litigation instituted or
------------------------------------------
pending, or, to the Knowledge of Community Capital, threatened (or unasserted but considered probable of assertion) against any Community Capital Company, or against any Asset, interest, or right of any of them, that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital, nor are there any Orders of any Regulatory Authorities, other governmental authorities, or arbitrators outstanding against any Community Capital Company, that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Community Capital.

     6.18     REPORTS.  Since  January  1,  2000, each Community Capital Company
              -------
has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with (a) the SEC, including but not limited to, Forms 10-KSB, Forms 10-QSB, Forms 8-K and Proxy Statements, (b) other Regulatory Authorities, and (c) any applicable state securities or banking authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws, including, without limitation, all certifications required pursuant to 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Community Capital SEC reports. As of its respective date, each such report and document to Community Capital's Knowledge did not, in any material respect, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     6.19     STATEMENTS  TRUE  AND  CORRECT.  No  statement,  certificate,
              ------------------------------
instrument or other writing furnished or to be furnished by any Community Capital Company to First Bank pursuant to this Agreement contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by any Community Capital Company for inclusion in the documents to be filed by any Community Capital Company with any Regulatory Authority in connection with the transactions contemplated hereby, will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that any Community Capital Company is responsible for filing with any Regulatory Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.

     6.20     ACCOUNTING,  TAX  AND  REGULATORY  MATTERS.  No  Community Capital
              ------------------------------------------
Company or, to the Knowledge of Community Capital, any Affiliate thereof has taken any action, or agreed to take any action, or has any Knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any Consents of Regulatory Authorities referred to in Section 9.1(b) of this Agreement or result in the imposition of a condition or restriction of the type referred to in the second sentence of such Section. To the Knowledge of Community Capital, there exists no fact, circumstance, or reason attributable to Community Capital why the requisite Consents referred to in Section 9.1(b) of this Agreement cannot be received in a timely manner without the imposition of any condition or restriction of the type described in the second sentence of such Section 9.1(b).

     6.21     CHARTER  PROVISIONS.  Each Community Capital Company has taken all
              -------------------
action so that the entering into of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not result in the grant of any rights to any Person under the Articles of Incorporation, Bylaws or other governing instruments of any Community Capital Company or restrict or impair the ability of Community Capital to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of any Community Capital Company that may be acquired or controlled by it.


                                   ARTICLE 7.
                    CONDUCT OF BUSINESS PENDING CONSUMMATION
                    ----------------------------------------

     7.1     AFFIRMATIVE  COVENANTS  OF  FIRST  BANK.  Unless  the prior written
             ---------------------------------------
consent of Community Capital shall have been obtained, and except as otherwise contemplated herein, First Bank shall, from the date of this Agreement until the earlier of the Effective Time or termination of this Agreement: (a) operate its business in the usual, regular and ordinary course; (b) preserve intact its business organization and Assets and maintain its rights and franchises; (c) use its reasonable efforts to cause its representations and warranties to be correct at all times; (d) comply with all agreements, covenants and representations made under any memorandum of understanding with a Regulatory Authority or any other Order to which it is a party and which is effective as of the date hereof; and
(e) to take no action which would (1) adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the second sentence of Section 9.1(b) or 9.1(c) of this Agreement or (2) adversely affect in any material respect the ability of any Party to perform its covenants and agreements under this Agreement.

     7.2     NEGATIVE  COVENANTS  OF FIRST BANK.  Except as contemplated hereby,
             ----------------------------------
from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, First Bank covenants and agrees that it will not do or agree or commit to do any of the following without the prior written consent of the president of Community Capital, which consent shall not be unreasonably withheld:

          (a) amend the Articles of Incorporation, Bylaws or other governing instruments of First Bank, or

          (b) incur any additional debt obligation or other obligation for borrowed money in excess of an aggregate of $25,000 except in the ordinary course of the business of First Bank consistent with past practices (which shall include creation of deposit liabilities, purchases of federal funds, advances from the Federal Reserve Bank or Federal Home Loan Bank, and entry into repurchase agreements fully secured by U.S. government or agency securities), or impose, or suffer the imposition, on any Asset of First Bank of any Lien or permit any such Lien to exist (other than in connection with deposits, repurchase agreements, bankers' acceptances, Federal Home Loan Bank advances, "treasury tax and loan" accounts established in the ordinary course of business, the satisfaction of legal requirements in the exercise of trust powers, and Liens in effect as of the date hereof that are disclosed in Section 7.2(b) of the First Bank Disclosure Memorandum); or
     -----------------------------------

          (c) repurchase, redeem, or otherwise acquire or exchange (other than exchanges in the ordinary course under employee benefit plans), directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of First Bank, or declare or pay any dividend or make any other distribution in respect of First Bank Common Stock; or

          (d) except for this Agreement, or pursuant to the exercise of stock options outstanding as of the date hereof and pursuant to the terms thereof in existence on the date hereof, or as disclosed in Section 7.2(d) of the First Bank Disclosure Memorandum, issue, sell, pledge, encumber, authorize
     ---------------------------------
the issuance of or enter into any Contract to issue, sell, pledge, encumber, or authorize the issuance of or otherwise permit to become outstanding, any additional shares of First Bank Common Stock or any other capital stock of First Bank, or any stock appreciation rights, or any option, warrant, conversion, or other right to acquire any such stock, or any security convertible into any such stock; or

          (e) adjust, split, combine or reclassify any capital stock of First Bank or issue or authorize the issuance of any other securities in respect of or in substitution for shares of First Bank Common Stock or sell, lease, mortgage or otherwise dispose of or otherwise encumber any Asset having a book value in excess of $25,000 other than in the ordinary course of business for reasonable and adequate consideration; or

          (f) except for purchases of U.S. Treasury securities, U.S. Government agency securities or mortgage-backed securities of maturity or grade consistent with past practices, purchase any securities or make any material investment, either by purchase of stock or securities, contributions to capital, Asset transfers, or purchase of any Assets, in any Person; or otherwise acquire direct or indirect control over any Person, other than in connection with (1) foreclosures in the ordinary course of business, or (2) acquisitions of control by First Bank in its fiduciary capacity; or

          (g) grant any increase in compensation or benefits to the employees or officers of First Bank (including such discretionary increases as may be contemplated by existing employment agreements), except in accordance with past practice or previously approved by the Board of Directors of First Bank, in each case as disclosed in Section 7.2(g) of the First Bank Disclosure
                                                           ---------------------
Memorandum  or  as  required by Law; pay any severance or termination pay or any
----------
bonus other than pursuant to written policies or written Contracts in effect on the date of this Agreement and disclosed in Section 7.2(g) of the First Bank
                                                                      ----------
Disclosure  Memorandum;  enter  into  or  amend  any  severance  agreements with
   -------------------
officers of First Bank; grant any increase in fees or other increases in compensation or other benefits to directors of First Bank; or voluntarily accelerate the vesting of any stock options or other stock-based compensation or employee benefits; or

          (h) enter into or amend any employment Contract between First Bank and any Person (unless such amendment is required by Law) that First Bank does not have the unconditional right to terminate without Liability (other than Liability for services already rendered), at any time on or after the Closing Date; or

          (i) adopt any new employee benefit plan of First Bank or make any material change in or to any existing employee benefit plans of First Bank other than any such change that is required by Law or that, in the opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan; or

          (j) make any significant change in any Tax or accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in Tax Laws or regulatory accounting requirements or GAAP; or

          (k) settle any Litigation involving any Liability of First Bank for money damages in excess of $25,000 or material restrictions upon the operations of First Bank; or

          (l) except in the ordinary course of business, modify, amend or terminate any material Contract or waive, release, compromise or assign any material rights or claims.

     7.3     AFFIRMATIVE  COVENANTS  OF  COMMUNITY  CAPITAL.  Unless  the  prior
             -----------------------------------------------
written consent of First Bank shall have been obtained, and except as otherwise contemplated herein, Community Capital shall, and shall cause each of its Subsidiaries, from the date of this Agreement until the Closing Date or termination of this Agreement: (a) operate its business in the usual, regular and ordinary course; (b) preserve intact its business organization and Assets and maintain its rights and franchises; (c) use its reasonable efforts to cause its representations and warranties to be correct at all times; (d) take no action which would (1) adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the second sentence of
Section 9.1(b) or 9.1(c) of this Agreement or (2) adversely affect in any material respect the ability of any Party to perform its covenants and agreements under this Agreement.

     7.4     ADVERSE  CHANGES  IN  CONDITION.  Each Party agrees to give written
             -------------------------------
notice promptly to the other Party upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of its Subsidiaries which (a) is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on it or (b) is reasonably likely to cause or constitute a material breach of any of its representations, warranties, or covenants contained herein, and to use its reasonable efforts to prevent or promptly to remedy the same.

     7.5     REPORTS.  Community  Capital  and  First  Bank and their respective
             -------
Subsidiaries shall file all reports required to be filed by them with the Regulatory Authorities between the date of this Agreement and the Closing Date and shall deliver to each other copies of all non-confidential portions of such reports promptly after the same are filed.


                                   ARTICLE 8.
                              ADDITIONAL AGREEMENTS
                             ----------------------

     8.1     SHAREHOLDER  APPROVAL.  First  Bank  shall  call  a  Shareholders'
             ---------------------
Meeting, as soon as reasonably practicable, for the purpose of voting upon approval of this Agreement and such other related matters as it deems appropriate. In connection with the Shareholders' Meeting, the Board of Directors of First Bank shall recommend to its shareholders, subject to the conditions in such authorization and recommendation by the Board of Directors, the approval of the matters submitted for approval (subject to the Board of Directors of First Bank, after having consulted with and considered the advice of outside counsel, reasonably determining in good faith that the making of such recommendation, or the failure to withdraw or modify its recommendation, would constitute a breach of fiduciary duties of the members of such Board of Directors to First Bank's shareholders, under applicable law), and the Board of Directors and officers of First Bank shall use their reasonable efforts to obtain such shareholders' approval (subject to the Board of Directors of First Bank, after having consulted with and considered the advice of outside counsel, reasonably determining in good faith that the taking of such actions would constitute a breach of fiduciary duties of the members of such Board of Directors to the First Bank shareholders, under applicable law).

     8.2     APPLICATIONS.  Within  60  days  of  the  date  of  this Agreement,
             ------------
Community Capital shall prepare and file, and First Bank shall cooperate in the preparation and, where appropriate, filing of, any applications, including without limitation, those with the Board of Governors of the Federal Reserve System, the Alabama State Department of Banking and the Georgia Department of Banking and Finance, seeking the requisite Consents necessary to consummate the transactions contemplated by this Agreement.

     8.3     FILINGS  WITH  STATE  OFFICES.  Upon  the  terms and subject to the
             -----------------------------
conditions of this Agreement, Community Capital shall cause to be filed the Certificate of Merger with the Secretary of State of the State of Georgia.

     8.4     AGREEMENT  AS  TO  EFFORTS  TO CONSUMMATE.  No Party shall take, or
             -----------------------------------------
cause to be taken, any action which may reasonably be foreseen as delaying or otherwise adversely impacting consummation of the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement, each Party agrees to use, and to cause its Subsidiaries to use, its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, as promptly as practicable so as to permit consummation of the transactions contemplated hereby during the third or fourth quarter of 2003 and shall cooperate fully with the other Parties hereto to that end, including, without limitation, using its reasonable efforts to lift or rescind any Order adversely affecting its ability to consummate the transactions contemplated herein and to cause to be satisfied the conditions referred to in Article 9 of this Agreement. Each Party shall use, and shall cause each of its Subsidiaries to use, its reasonable efforts to obtain all Consents necessary or desirable for the consummation of the transactions contemplated by this Agreement.

     8.5     INVESTIGATION  AND  CONFIDENTIALITY.
             -----------------------------------

          (a) Prior to the Closing Date, each of Community Capital and First Bank will keep the other advised of all material developments relevant to its business and to consummation of the transactions contemplated hereby and shall permit the other to make or cause to be made such investigation of the business and properties of it and its Subsidiaries and of their respective financial and legal conditions as the other reasonably requests, provided that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily with normal operations. No investigation by a Party shall affect the representations and warranties of the other Parties.

          (b) Each Party shall, and shall cause its advisers and agents to, maintain the confidentiality of all confidential information furnished to it by the other Parties concerning its and its Subsidiaries' businesses, operations, and financial positions and shall not use such information for any purpose except in furtherance of the transactions contemplated by this Agreement. If this Agreement is terminated prior to the Closing Date, each Party shall promptly return all documents and copies thereof and all work papers containing confidential information received from the other Parties, except for one copy of any materials prepared by that Party or any attorney for or other representative of that Party based upon such confidential information.

          (c) Each Party agrees to give the other Parties notice as soon as practicable after any determination by it of any fact or occurrence relating to the other Party which it has discovered through the course of its investigation and which represents, or is reasonably likely to represent, either a material breach of any representation, warranty, covenant or agreement of the other Parties or which has had or is reasonably likely to have a Material Adverse Effect on the other Parties.

          (d) Notwithstanding Section 8.5(b), the Parties (and each emloyee, representative or other agent of each Party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to such tax treatment and tax structure.


     8.6     PRESS  RELEASES.  Prior  to  the  Closing  Date,  First  Bank  and
             ---------------
Community Capital shall agree with each other as to the form and substance of any press release or other public disclosure materially related to this Agreement or any other transaction contemplated hereby; provided, however, that
                                                         --------  -------
nothing in this Section 8.6 shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such Party's disclosure obligations imposed by Law.

     8.7     ACQUISITION  PROPOSALS.  Except  with respect to this Agreement and
             ----------------------
the transactions contemplated hereby, neither First Bank nor any director, employee, investment banker, attorney, accountant or other representative thereof (collectively, "Representatives") retained by First Bank shall directly or indirectly solicit any Acquisition Proposal by any Person. Except to the extent necessary to comply with the fiduciary duties of First Bank's Board of Directors as advised by counsel, neither First Bank nor any Representative thereof, shall furnish any non-public information that it is not legally obligated to furnish, negotiate with respect to, or enter into any Contract with respect to, any Acquisition Proposal, but First Bank may communicate information about such an Acquisition Proposal to its shareholders if and to the extent that it is required to do so in order to comply with its legal obligations as advised by counsel. First Bank shall promptly notify Community Capital orally and in writing in the event that they receive any inquiry or proposal relating to any such transaction. Unless the prior written consent of Community Capital is obtained, First Bank shall (a) immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any of the foregoing, and

(b) direct and use its reasonable efforts to cause all of its Representatives not to engage in any of the foregoing.

     8.8.     TAX  TREATMENT.  Each  of the Parties undertakes and agrees to use
              --------------
its reasonable efforts to cause the Merger to, and to take no action which would cause the Merger not to, qualify as a "reorganization" within the meaning of
Section  368(a)  of  the  Internal Revenue Code for federal income tax purposes.

     8.9     CERTAIN  MODIFICATIONS.  Community  Capital  and  First  Bank shall
             ----------------------
consult with each other with respect to their loan, litigation, and real estate valuation policies and practices (including loan classifications and levels of reserves) and First Bank shall make such modifications or changes to its policies and practices, if any, prior to the Closing Date, as may be mutually agreed upon. Community Capital and First Bank also shall consult with respect to the character, amount, and timing of restructuring and expense charges to be taken by each of them in connection with the transactions contemplated by this Agreement and shall take charges in accordance with GAAP, prior to the Closing
Date, as may be mutually agreed upon by them. No Parties' representations, warranties, and covenants contained in this Agreement shall be deemed to be inaccurate or breached in any respect as a consequence of any modifications or charges undertaken solely on account of this Section 8.9.

     8.10     EMPLOYEE  BENEFITS  AND  CONTRACTS.  Following  the  Closing Date,
              ----------------------------------
Community Capital shall provide generally to officers and employees of First Bank who continue employment with Community Capital or its Subsidiaries following the Closing Date employee benefits under employee benefit plans, on terms and conditions which when taken as a whole are substantially similar to those currently provided by the Community Capital Companies to their similarly situated officers and employees. For purposes of participation and vesting (but not accrual of benefits) under such employee benefit plans, (a) service under any qualified defined contribution plans of First Bank shall be treated as service under Community Capital's qualified defined contribution plans and (b) service under any other employee benefit plans of First Bank shall be treated as service under any similar employee benefit plans maintained by Community Capital. Community Capital and its Subsidiaries also shall honor in accordance with their terms all employment, severance, consulting and other compensation Contracts disclosed in Section 8.10 of the First Bank Disclosure Memorandum to
                                             --------------------------------
Community Capital between First Bank and any current or former director, officer, or employee thereof and all provisions for vested benefits accrued through the Effective Time under First Bank Benefit Plans; it being understood that the Contracts to be assumed by Community Capital must be specifically listed or cross referenced at Section 8.10 of the First Bank Disclosure
                                                           ---------------------
Memorandum and that no other Contracts of the type referenced in Section 8.10 of
----------
the  First Bank Disclosure Memorandum shall be deemed to be assumed by Community
     --------------------------------
Capital  as  a  result  of  this  Section  8.10.

     8.11     SECURITY  LAW  MATTERS.  Each of the Parties undertakes and agrees
              ----------------------
to use its reasonable efforts to cause the shares of Community Capital Common Stock to be issued in exchange for First Bank Common Stock in connection with the Merger to be exempt from registration under the 1933 Act and any applicable state securities laws. As soon as reasonably practicable upon the execution hereof, Community Capital shall prepare a private placement memorandum with respect to the securities to be issued to the shareholders of First Bank pursuant to the terms of this Agreement. The private placement memorandum shall be included as part of the proxy statement to be provided to First Bank shareholders in connection with their special meeting to be held for the purpose of approving the terms of this Agreement. First Bank shall cooperate in the preparation of the private placement memorandum and shall furnish all information concerning it as Community Capital may reasonably request.

     8.12     REGISTRATION  STATEMENT.  Community  Capital  shall  use  its
              -----------------------
reasonable best efforts to prepare and file the Registration Statement with the SEC within thirty (30) days after the Effective Date, and shall use its reasonable efforts to cause the Registration Statement to become effective under the 1933 Act and to remain effective for a period of one (1) year following the Closing. Community Capital shall take any action required to be taken under the applicable state Blue Sky or securities laws in connection with the resale of the shares of Community Capital Common Stock upon consummation of the Merger. First Bank shall cooperate in the preparation and filing of the Registration Statement and shall furnish all information concerning it and the holders of its capital stock as Community Capital may reasonably request in connection with such action. Community Capital and First Bank shall make all necessary filings with respect to the Merger under the Securities Laws. Without limiting Community Capital's obligation to prepare and file the Registration Statement as provided in this Section 8.12, as long as any current holder of First Bank Common Stock continues to own any of the Community Capital Common Stock received pursuant to this Agreement as to which transfer restrictions have not expired, Community Capital will take such actions as any such holder may reasonably request to enable the holder to sell in compliance with Rule 144 of the 1933 Act (or any similar substitute rule adopted by the SEC) such Community Capital Common Stock, including without limitation, filing all reports required to be filed by Community Capital under Section 13 or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, so as to comply with the current public information requirements of SEC Rule 144(c)(1).

     8.13     NASDAQ  SMALLCAP  MARKET LISTING.  Community Capital shall use its
              --------------------------------
best efforts to list on the Nasdaq SmallCap Market the shares of Community Capital Common Stock to be issued to the holders of First Bank Common Stock pursuant to the Merger (the "Community Capital Shares") and registered in the Registration Statement, and Community Capital shall give all notices and make all filings with Nasdaq required in connection with the transactions contemplated herein.

                                   ARTICLE 9.
                CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE
                -------------------------------------------------

     9.1     CONDITIONS  TO  OBLIGATIONS  OF  EACH  PARTY.  The  respective
             --------------------------------------------
obligations of each Party to perform this Agreement and consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by both Community Capital and First Bank pursuant to Section 12.6 of this Agreement:

          (a)     SHAREHOLDER  APPROVAL.  The  shareholders  of First Bank shall
                  ---------------------
have approved this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, as and to the extent required by Law or by the provisions of any governing instruments.

          (b)     REGULATORY  APPROVALS.   All  Consents  of,  filings  and
                  ---------------------
registrations with, and notifications to all Regulatory Authorities required for consummation of the transactions contemplated by this Agreement shall have been obtained or made and shall be in full force and effect and all waiting periods required by Law shall have expired. No Consent obtained from any Regulatory Authority which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner (including, without limitation, requirements relating to the raising of additional capital or the disposition of Assets) which in the reasonable judgment of the Board of Directors of either Community Capital or First Bank would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement as to render inadvisable the consummation of the transactions contemplated by this Agreement.

          (c)     CONSENTS  AND  APPROVALS.  Each of Community Capital and First
                  ------------------------
Bank shall have obtained any and all Consents required for consummation of the transactions contemplated by this Agreement (other than those referred to in Section 9.1(b) of this Agreement) or for the preventing of any Default under any Contract or Permit of such Party which, if not obtained or made, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on such Party. No Consent so obtained which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner which in the reasonable judgment of the Board of Directors of either Community Capital or First Bank would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement as to render inadvisable the consummation of the transactions contemplated by this Agreement.

          (d)     TAX MATTERS.  Each Party shall have received a written opinion
                  -----------
of counsel from Powell, Goldstein, Frazer & Murphy LLP, in form reasonably satisfactory to such Parties (the "Tax Opinion"), to the effect that (1) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, (2) the exchange in the Merger of First Bank Common Stock for Community Capital Common Stock will not give rise to gain or loss to the shareholders of First Bank with respect to such exchange (except to the extent of any cash received), and (3) neither First Bank nor Community Capital will recognize gain or loss as a consequence of the Merger (except for amounts resulting from any required change in accounting methods and any income and deferred gain recognized pursuant to Treasury regulations issued under Section 1502 of the Internal Revenue Code). In rendering such Tax Opinion, such counsel shall be entitled to rely upon representations of officers of First Bank and Community Capital reasonably satisfactory in form and substance to such counsel.

          (e)     LEGAL  PROCEEDINGS.  No  court  or  governmental or regulatory
                  ------------------
authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts or makes illegal consummation of the transactions contemplated by this Agreement.

          (f)     DISSENTERS.  The  number of shares as to which shareholders of
                  ----------
First  Bank  have perfected their statutory dissenters' rights as provided under
Section 3.5 does not exceed 5% of the outstanding shares of First Bank Common Stock.

     9.2     CONDITIONS TO OBLIGATIONS OF COMMUNITY CAPITAL.  The obligations of
             ----------------------------------------------
Community Capital to perform this Agreement and consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by Community Capital pursuant to Section 12.6(a) of this
Agreement:

          (a)     REPRESENTATIONS  AND WARRANTIES.  For purposes of this Section
                  -------------------------------
9.2(a), the accuracy of the representations and warranties of First Bank set forth or referred to in this Agreement shall be assessed as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made on and as of the Closing Date (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties of First Bank set forth in Section 5.3 of this Agreement shall be true and correct (except for inaccuracies which are de minimus in amount or effect). The representations and warranties of First Bank set forth in Sections 5.20 and 5.21 of this Agreement shall be true and correct in all material respects. There shall not exist inaccuracies in the representations and warranties of First Bank set forth in this Agreement (excluding the representations and warranties set forth in Sections 5.3, 5.20, and 5.21) such that the aggregate effect of such inaccuracies would have, or is reasonably likely to have, a Material Adverse Effect on First Bank; provided that, for purposes of this sentence only, those representations and warranties which are qualified by references to "material" or "Material Adverse Effect" shall be deemed not to include such qualifications.

          (b)     PERFORMANCE  OF AGREEMENTS AND COVENANTS.  Each and all of the
                  ----------------------------------------
agreements and covenants of First Bank to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Closing Date shall have been duly performed and complied with in all material respects.

          (c)     CERTIFICATES.  First  Bank  shall  have delivered to Community
                  ------------
Capital (1) a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions of its obligations set forth in Sections 9.2(a) and 9.2(b) of this Agreement have been satisfied, and (2) certified copies of resolutions duly adopted by First Bank's Board of Directors and, if applicable, First Bank's shareholders evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, all in such reasonable detail as Community Capital and its counsel shall request.

          (d)     CLAIMS/INDEMNIFICATION  LETTERS.  Each  of  the  directors and
                  -------------------------------
officers of First Bank and First Bank shall have executed and delivered to Community Capital letters in substantially the form of Exhibit 2.
                                                               ----------

          (e)     OPINION  OF  COUNSEL.  First  Bank  shall  have  delivered  to
                  --------------------
Community Capital an opinion of Miller, Hamilton, Snider & Odom, L.L.C., counsel to First Bank, dated as of the Closing Date, in form reasonably satisfactory to Community Capital, as to matters reasonable and customary in transactions like the Merger contemplated by this Agreement.

     9.3     CONDITIONS  TO OBLIGATIONS OF FIRST BANK.  The obligations of First
             ----------------------------------------
Bank to perform this Agreement and consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by First Bank pursuant to Section 12.6(b) of this Agreement:

          (a)     REPRESENTATIONS  AND WARRANTIES.  For purposes of this Section
                  -------------------------------
9.3(a), the accuracy of the representations and warranties of Community Capital set forth or referred to in this Agreement shall be assessed as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made on and as of the Closing Date (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties of Community Capital set forth in Section 6.20 of this Agreement shall be true and correct in all material respects. There shall not exist inaccuracies in the representations and warranties set forth in this Agreement (excluding the representations and warranties set forth in Section 6.20) such that the aggregate effect of such inaccuracies would have, or is reasonably likely to have a Material Adverse Effect on Community Capital; provided that, for purposes of this sentence only, those representations and warranties which are qualified by reference to "material" or "Material Adverse Effect" shall be deemed not to include such qualifications.

          (b)     PERFORMANCE  OF AGREEMENTS AND COVENANTS.  Each and all of the
                  ----------------------------------------
agreements and covenants of Community Capital to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Closing Date shall have been duly performed and complied with in all material respects.

          (c)     CERTIFICATES.  Community Capital shall have delivered to First
                  ------------
Bank (1) a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions of its obligations set forth in Section 9.3(a) and 9.3(b) of this Agreement have been satisfied, and (2) certified copies of resolutions duly adopted by Community Capital's Board of Directors evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, all in such reasonable detail as First Bank and its counsel shall request.

          (d)     OPINION OF COUNSEL.  Community Capital shall have delivered to
                  ------------------
First Bank an opinion of Powell, Goldstein, Frazer & Murphy LLP, counsel to Community Capital, dated as of the Closing Date, in form reasonably satisfactory to First Bank, as to matters reasonable and customary in transactions like the Merger contemplated by this Agreement.


                                  ARTICLE 10.
                                  TERMINATION
                                  -----------

     10.1     TERMINATION.  Notwithstanding  any  other  provision  of  this
              -----------
Agreement, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

          (a) By mutual consent of the Board of Directors of Community Capital and the Board of Directors of First Bank;

          (b) By the Board of Directors of either Community Capital or First Bank (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Bank and Section 9.3(a) in the case of Community Capital or in material breach of any covenant or agreement contained in this Agreement) in the event of a material breach by the nonterminating Party of any representation or warranty contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching Party of such breach and which breach would provide the non-breaching Party the ability to refuse to consummate the transactions contemplated by this Agreement under the standard set forth in Section 9.2(a) of this Agreement in the case of termination by Community Capital and Section 9.3(a) of this Agreement in the case of termination by First Bank; or

          (c) By the Board of Directors of either Community Capital or First Bank (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Bank and Section 9.3(a) in the case of Community Capital or in material breach of any covenant or agreement contained in this Agreement) in the event of a material breach by the nonterminating Party of any covenant or agreement contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching Party of such breach; or

          (d) By the Board of Directors of either Community Capital or First Bank (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Bank and Section 9.3(a) in the case of Community Capital or in material breach of any covenant or agreement contained in this Agreement) in the event any Consent of any Regulatory Authority required for consummation of the transactions contemplated hereby shall have been denied by final nonappealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal; or

          (e) By the Board of Directors of Community Capital or First Bank in the event that the transactions contemplated by this Agreement shall not have been consummated on or before December 31, 2003, but only if the failure to consummate the transactions contemplated hereby on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 10.1(e); or

          (f) By the Board of Directors of Community Capital or First Bank (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Bank and Section 9.3(a) in the case of Community Capital or in material breach of any covenant or agreement contained in this Agreement) in the event that any of the conditions precedent to the obligations of such Party to consummate the transactions contemplated by this Agreement (other than as contemplated by Section 10.1(d) of this Agreement) cannot be satisfied or fulfilled by the date specified in
Section  10.1(e)  of  this  Agreement;  or

          (g) By the Board of Directors of either Community Capital or First Bank if, after the date hereof, a Material adverse change in the financial condition or business of First Bank or Community Capital (as applicable) shall have occurred or First Bank or Community Capital (as applicable) shall have suffered a Material loss or damage to any of its properties or Assets, which change, loss or damage will result in a Material Adverse Effect on the ability of such Party to conduct its business.

     10.2     EFFECT  OF  TERMINATION.  In  the  event  of  the  termination and
              -----------------------
abandonment of this Agreement pursuant to Section 10.1 of this Agreement, this Agreement shall become void and have no effect, except that the provisions of Sections 8.5(b), 10.2, and 12.2 of this Agreement shall survive any such termination and abandonment.


                                  ARTICLE 11.
                  SURVIVAL; DIRECTORS' AND OFFICERS' PROTECTION
                  ---------------------------------------------

     11.1     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  The  respective
              ----------------------------------------------
representations, warranties, obligations, covenants, and agreements of the parties shall not survive the Effective Time except this Article 11 and Articles 1, 2, 3, 4 and 12 and Section 8.8, 8.10, 8.12 and 8.13.

     11.2     INDEMNIFICATION.  Community  Capital  or  a  Community  Capital
              ---------------
Subsidiary shall indemnify, defend and hold harmless all individuals who are directors, officers and employees of First Bank as of the date hereof (each, an "Indemnified Party") after the Effective Time against all costs, fees or expenses (including reasonable attorneys' fees), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Litigation as incurred, in connection with any claim, action or proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) to the maximum extent allowable under the ABCA. Without limiting the foregoing, in any case in which approval of Community Capital or a Community Capital Subsidiary is required to effectuate any indemnification,

Community Capital shall direct or cause a Community Capital Subsidiary to direct, at the election of the Indemnified Party, that the determination of any such approval shall be made by independent counsel mutually agreed upon between Community Capital and the Indemnified Party. Community Capital shall, and shall cause all other relevant Community Capital Subsidiaries, to apply such rights of indemnification in good faith and to the fullest extent possible by applicable law.

          (a) Prior to Closing, Community Capital shall purchase for, and on behalf of, its current and former officers and directors, extended coverage under the current directors' and officers' liability insurance policy maintained by First Bank or a substantially similar policy to provide for continued coverage of such insurance for a period of three (3) years following the Closing with respect to matters occurring prior to the Effective Time.

          (b) If Community Capital or any of its successors or assigns shall consolidate with or merger into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or shall transfer all or substantially all of its assets to any Person, then and in each case, proper provision shall be made so that the successors and assigns of Community Capital shall assume the obligations set forth in this Section 11.2.

          (c) The provisions of this Section 11.2 are intended to be for the benefit of and shall be enforceable by each Indemnified Party, his or her heirs and representatives.


                                  ARTICLE 12.
                                  MISCELLANEOUS
                                  -------------

     12.1     DEFINITIONS.
              -----------

          (a) Except as otherwise provided herein, the capitalized terms set forth below (in their singular and plural forms as applicable) shall have the following meanings:

          "1933  ACT"  shall  mean  the  Securities  Act  of  1933,  as amended.

          "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "ABC"  shall  mean  the  Alabama  Banking  Code.

          "ABCA"  shall  mean  the  Alabama  Business  Corporation  Act.

          "ACQUISITION PROPOSAL" with respect to a Party shall mean any tender offer or exchange offer or any proposal for a merger with, the acquisition of all of the stock (other than the transactions contemplated by this Agreement) or Assets of, or any other business combination involving such Party or any of its Subsidiaries or the acquisition of a substantial equity interest in, or a substantial portion of the Assets of such Party or any of its Subsidiaries.

          "AFFILIATE" of a Person shall mean any person who is an affiliate for purposes of Rule 145 under the 1933 Act.

          "AGREEMENT" shall mean this Acquisition Agreement, including the Exhibits delivered pursuant hereto and incorporated herein by reference.

          "ASSETS" of a Person shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

          "BHC ACT" shall mean the federal Bank Holding Company Act of 1956, as amended.

          "CLOSING  DATE"  shall  mean  the  date  on  which the Closing occurs.

          "COMMUNITY CAPITAL COMMON STOCK" shall mean the $1.00 par value common stock of Community Capital.

          "COMMUNITY CAPITAL COMPANIES" shall mean, collectively, Community Capital and all Community Capital Subsidiaries.

          "COMMUNITY CAPITAL DISCLOSURE MEMORANDUM" shall mean the written information entitled "Community Capital Disclosure Memorandum" delivered on
                           ---------------------------------------
     or prior to the date of this Agreement to First Bank describing in reasonable detail the matters contained therein.

          "COMMUNITY CAPITAL FINANCIAL STATEMENTS" shall mean (a) the consolidated balance sheets (including related notes and schedules, if any) of Community Capital as of December 31, 2002 and 2001, and the related statements of income, changes in shareholders' equity, and cash flows (including related notes and schedules, if any) for each of the three years ended December 31, 2002, 2001 and 2000, audited by Community Capital's independent public accountants and (b) the consolidated balance sheets (including related notes and schedules, if any) of Community Capital and related statements of income, changes in shareholders' equity, and cash flows (including related notes and schedules, if any) prepared with respect to quarterly periods ended subsequent to December 31, 2002.

          "CONSENT" shall mean any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.

          "CONTRACT" shall mean any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

          "DEFAULT" shall mean (a) any breach or violation of or default under any Contract, Order or Permit, (b) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of or default under any Contract, Order or Permit, or
     (c) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right to terminate or revoke, change the current terms of, or renegotiate, or to accelerate, increase, or impose any Liability under, any Contract, Order or Permit.

          "ENVIRONMENTAL LAWS" shall mean all Laws pertaining to pollution or protection of the environment and which are administered, interpreted or enforced by the United States Environmental Protection Agency and state and local agencies with primary jurisdiction over pollution or protection of the environment.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" shall refer to a relationship between entities such that the entities would, now or at any time in the past, constitute a "single employer" within the meaning of Section 414 of the Code.

          "EXHIBITS" shall mean the Exhibits marked with the number indicated, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof and may be referred to in this Agreement and any other related instrument or document without being attached hereto.

          "FIRST BANK COMMON STOCK" shall mean the $5.00 par value common stock of First Bank.

          "FIRST BANK DISCLOSURE MEMORANDUM" shall mean the written information entitled the "First Bank Disclosure Memorandum" delivered on or prior to
                     ---------------------------------
     the date of this Agreement to Community Capital describing in reasonable detail the matters contained therein.

          "FIRST BANK FINANCIAL STATEMENTS" shall mean (a) the consolidated (if applicable) balance sheets (including related notes and schedules, if any) of First Bank as of December 31, 2002 and 2001, and the related statements of income, changes in shareholders' equity, and cash flows (including related notes and schedules, if any) for each of the three years ended December 31, 2002, 2001 and 2000, audited by First Bank's independent public accountants, and (b) the consolidated (if applicable) balance sheets (including related notes and schedules, if any) of First Bank and related statements of income, changes in shareholders' equity, and cash flows (including related notes and schedules, if any) prepared with respect to quarterly periods ended subsequent to December 31, 2002.

          "FIRST BANK SUBSIDIARIES" shall mean the direct and indirect subsidiaries of First Bank.

          "GAAP" shall mean generally accepted accounting principles, consistently applied during the periods involved.

          "GBCC"  shall  mean  the  Georgia  Business  Corporation  Code.

          "HAZARDOUS MATERIAL" shall mean any pollutant, contaminant, or toxic or hazardous substance, pollutant, chemical or waste within the meaning of the Comprehensive Environment Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., or any similar federal, state or local Law (and specifically shall include asbestos requiring abatement, removal or encapsulation pursuant to the requirements of governmental authorities, polychlorinated biphenyls, and petroleum and petroleum products).

          "INTERIM COMMON STOCK" shall mean the $1.00 par value common stock of Interim.

          "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          "KNOWLEDGE" as used with respect to First Bank or Community Capital, as the case may be, shall mean the actual knowledge of the Chairman, President, Chief Financial Officer, Chief Accounting Officer, Chief Credit Officer, or any Senior or Executive Vice President of such Person.

          "LAW" shall mean any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, Liabilities or business, including, without limitation, those promulgated, interpreted or enforced by any of the Regulatory Authorities.

          "LIABILITY" shall mean any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including, without limitation, costs of investigation, collection and defense and reasonable attorneys' fees), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

          "LIEN" shall mean any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest, other than (i) Liens for current property Taxes not yet due and payable, and

     (ii) for depository institution Subsidiaries of a Party, pledges to secure deposits and other Liens incurred in the ordinary course of banking business.

          "LITIGATION" shall mean any action, arbitration, cause of action, claim, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry, administrative or other proceeding, or notice (written or oral) by any Person alleging potential Liability or requesting information relating to or affecting
     Community Capital or First Bank, its business, its Assets (including, without limitation, Contracts related to it), or the transactions contemplated by this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Regulatory Authorities.

          "LOAN PROPERTY" shall mean any property owned by the Party in question or by any of its Subsidiaries or in which such Party or Subsidiary holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

          "MATERIAL" for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine materiality in that instance.

          "MATERIAL ADVERSE EFFECT" on a Party shall mean an event, change or occurrence which has a material adverse impact on (a) the financial position, business, or results of operations of such Party and its Subsidiaries, taken as a whole, or (b) the ability of such Party to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement, provided that "material adverse impact" shall not be deemed to include the impact of (1) changes in banking and similar Laws of general applicability or interpretations thereof by courts or governmental authorities, (2) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (3) actions and omissions of a Party (or any of its Subsidiaries) taken with the prior informed consent of the other Party in contemplation of the transactions contemplated hereby, (4) the transactions, expenses and fees contemplated hereby and compliance with the provisions of this Agreement on the operating performance of the Parties or (5) changes in economic or other conditions affecting the banking industry in general.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "ORDER" shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency or Regulatory Authority.

          "PARTICIPATION FACILITY" shall mean any facility or property in which the Party in question or any of its Subsidiaries participates in the management (including any property or facility held in a joint venture) and, where required by the context, said term means the owner or operator of such facility or property, but only with respect to such facility or property.

          "PARTY" shall mean either of First Bank or Community Capital, and "Parties" shall mean both of First Bank and Community Capital.

          "PERMIT" shall mean any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, Liabilities, or business.

          "PERSON" shall mean a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert, or any person acting in a representative capacity.

          "REGISTRATION STATEMENT" shall mean the registration statement on Form S-3 (or any subsequent form adopted by the SEC to replace or supersede Form S-3), including any pre-effective or post-effective amendments or supplements thereto, filed with the SEC by Community Capital under the 1933 Act with respect to all the shares of Community Capital Common Stock to be issued to the shareholders of First Bank in connection with the transactions contemplated by this Agreement.

          "REGULATORY AUTHORITIES" shall mean, collectively, the Federal Trade Commission, the United States Department of Justice, the Board of the Governors of the Federal Reserve System, the Office of Thrift Supervision (including its predecessor, the Federal Home Loan First Bank Board), the
     Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, all state regulatory agencies having jurisdiction over the Parties and their respective Subsidiaries, the NASD and the SEC.

          "RIGHTS" shall mean all arrangements, calls, commitments, Contracts, options, rights to subscribe to, scrip, understandings, warrants or other binding obligations of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of a Person or by which a Person is or may be bound to issue additional shares of its capital stock or other Rights.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "SECURITIES LAWS" shall mean the 1933 Act, the 1934 Act, the Investment Company Act of 1940, as amended, the Investment Advisors Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of any Regulatory Authority promulgated thereunder.

          "SUBSIDIARIES" shall mean all those corporations, banks, associations, partnerships or other entities or ventures of which the entity in question owns or controls 50% or more of the outstanding equity securities or the ownership interest, as the case may be, either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, there shall not be included any such entity acquired through foreclosure or any such entity the equity securities of which are owned or controlled in a fiduciary capacity.

          "SURVIVING BANK" shall mean Interim, as the surviving bank resulting from the Merger.

          "TAX" OR "TAXES" shall mean any federal, state, county, local or foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise, occupancy and other taxes, assessments, charges, fares or impositions, including interest, penalties and additions imposed thereon or with respect thereto.

               (a) Any singular term in this Agreement shall be deemed to include the plural and any plural term the singular. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation."

               (b) The terms set forth below shall have the meanings ascribed to them in the referenced sections:

                    Allocable  Cash                   Section  3.1(c)
                    Allowance                         Section  5.10
                    Cash  Consideration               Section  3.1(c)
                    Cash  Elections                   Section  3.2(b)
                    Certificates                      Section  4.1
                    Closing                           Section  1.2
                    Community  Capital
                     Benefit  Plans                   Section  6.15(a)
                    Effective  Time                   Section  1.3
                    Electing  Shareholder             Section  3.2(b)
                    ERISA  Plan                       Section  5.15(a)
                    Exchange  Ratio                   Section  3.1(c)
                    First  Bank  Benefit  Plans       Section  5.15(a)
                    First  Bank  Qualified  Plans     Section  5.15(b)
                    Indemnified  Party                Section  11.2
                    Market  Value                     Section  3.1(d)
                    Merger                            Section  1.1
                    Remaining  Allocable  Cash        Section  3.2(a)
                    Representatives                   Section  8.7
                    Small  Shareholder                Section  3.2(a)

                    Stock  Consideration              Section  3.1(c)
                    Support  Agreement                Preamble
                    Tax  Opinion                      Section  9.1(d)

     12.2     EXPENSES.
              ---------

          (a) Except as otherwise provided in this Section 12.2, each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and application fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

          (b) Notwithstanding the provisions of Section 12.2(a) of this Agreement, if for any reason this Agreement is terminated pursuant to Sections 10.1(b) or 10.1(c) of this Agreement, the breaching Party agrees to pay the non-breaching Party, as liquidated damages, $300,000 if the breach is willful or if this Agreement is terminated in contemplation of an Acquisition Proposal, which sums represent compensation for the non-breaching Party's loss as a result of the transactions contemplated by this Agreement not being consummated. Final settlement with respect to payment of such fees shall be made within thirty (30) days after the termination of this Agreement.

     12.3     BROKERS  AND  FINDERS.  Except  as provided in Section 12.3 of the
              ---------------------
First  Bank  Disclosure  Memorandum, each of the Parties represents and warrants
-----------------------------------
that neither Community Capital nor First Bank nor any of its officers, directors, employees or Affiliates nor any shareholder of First Bank has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers' fees, brokerage fees, commissions, or finders' fees in connection with this Agreement or the transactions contemplated hereby. In the event of a claim by any other broker or finder based upon its representing or being retained by or allegedly representing or being retained by Community Capital or First Bank each of Community Capital and First Bank as the case may be, agrees to indemnify and hold Community Capital or First Bank, as applicable, harmless from any Liability in respect of any such claim.

     12.4     ENTIRE  AGREEMENT.  Except as otherwise expressly provided herein,
              -----------------
this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     12.5     AMENDMENTS.  To the extent permitted by Law, this Agreement may be
              ----------
amended by a subsequent writing signed by each of the Parties upon the approval of the Boards of Directors of Community Capital and First Bank.

     12.6     WAIVERS.
              -------
          (a) Prior to or at the Closing Date, Community Capital, acting through its Board of Directors, chief executive officer or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by First Bank, to waive or extend the time for the compliance or fulfillment by First Bank of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Community Capital under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of Community Capital.

          (b) Prior to or at the Closing Date, First Bank, acting through its Board of Directors, chief executive officer or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by Community Capital, to waive or extend the time for the compliance or fulfillment by Community Capital of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of First Bank under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of First Bank.

          (c) The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

     12.7     ASSIGNMENT.  Except  as  may  be  expressly  contemplated  hereby,
              ----------
neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their successors and assigns.

     12.8     NOTICES.  All  notices  or other communications which are required
              -------
or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

     Community  Capital:       Community  Capital  Bancshares,  Inc.
                               2815  Meredyth  Drive
                               Albany,  Georgia  31707

                               Attn:     Robert  E.  Lee,  President
                               Fax:     (229)  446-7030

     With  a  copy  (which  shall  not  constitute  notice)  to:

                               Powell,  Goldstein,  Frazer  &  Murphy  LLP

                               Sixteenth  Floor
                               191  Peachtree  Street,  N.E.
                               Atlanta,  Georgia  30303

                               Attn:     Kathryn  Knudson,  Esq.
                               Fax:     (404)  572-6999

     First  Bank:              First  Bank  of  Dothan,  Inc.
                               P.O.  Box  5737
                               Dothan,  Alabama  36302

                               Attn:     Walter  Rex  Blount,  Chairman  &  CEO
                               Fax:     (334)  794-0674

     With  a  copy  (which  shall  not  constitute  notice):

                               Miller,  Hamilton,  Snider  &  Odom,  L.L.C.
                               254-256  State  Street
                               P.O.  Box  46
                               Mobile,  Alabama  36601

                               Attn:     Ronald  A.  Snider
                               Fax:     (251)  433-4106

     12.9     GOVERNING  LAW.  This Agreement shall be governed by and construed
              --------------
in accordance with the Laws of the State of Georgia, without regard to any applicable conflicts of Laws, except to the extent that the federal laws of the United States may apply to the transactions contemplated hereby.

     12.10     COUNTERPARTS.  This  Agreement  may  be  executed  in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     12.11     CAPTIONS.  The  captions  contained  in  this  Agreement  are for
               --------
reference  purposes  only  and  are  not  part  of  this  Agreement.

     12.12     ENFORCEMENT  OF  AGREEMENT.  The  Parties  hereto  agree  that
               --------------------------
irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     12.13     SEVERABILITY.  Any  term  or provision of this Agreement which is
               ------------
invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, each of the Parties has executed and sealed or caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed and attested by officers thereunto as of the day and year first above written.

ATTEST:                         COMMUNITY  CAPITAL  BANCSHARES,  INC.

/s/  David  J.  Baranko                  By:  /s/  Robert  E.  Lee
-----------------------                       --------------------
Secretary                                          Robert  E.  Lee
                                                   President

[CORPORATE  SEAL]

ATTEST:                         FIRST  BANK  OF  DOTHAN,  INC.

/s/  Jeannie  H.  Mathews                By:  /s/  Walter  Rex  Blount
-------------------------                     ------------------------
Secretary                                          Walter  Rex  Blount
                                                   Chairman  of  the  Board  and
                                                   Chief  Executive  Officer

[CORPORATE  SEAL]

                                    Exhibit 1

                                SUPPORT AGREEMENT
                                -----------------

     THIS SUPPORT AGREEMENT ("Agreement") is made and entered into as of the ____ day of June, 2003, by and between the undersigned, _____________________, a resident of ____________, Alabama, and Community Capital Bancshares, Inc., a corporation organized and existing under the laws of the State of Georgia ("Community Capital").

     First Bank of Dothan ("First Bank"), a banking corporation existing under the laws of the State of Alabama, Community Capital and Interim Community Capital Bank ("Interim"), a [BANKING CORPORATION] organized and existing under the laws of Alabama, have entered into an Agreement and Plan of Merger, dated as of June __, 2003 (the "Merger Agreement"). The Merger Agreement generally provides for the merger of First Bank into Interim (the "Merger") and the conversion of the issued and outstanding shares of the $5.00 par value common stock of First Bank ("First Bank Common Stock") into cash and shares of the no par value common stock of Community Capital. The Merger Agreement is subject to the affirmative vote of two-thirds of the shareholders of First Bank, the receipt of certain regulatory approvals, and the satisfaction of other conditions.

     The undersigned is a member of the Board of Directors of First Bank and is the owner of ________ shares of First Bank Common Stock and has rights by option or otherwise to acquire _______ additional shares of First Bank Common Stock (collectively, the "Shares"). In order to induce Community Capital to enter into the Merger Agreement, the undersigned is entering into this Agreement with Community Capital to set forth certain terms and conditions governing the actions to be taken by the undersigned solely in his capacity as a shareholder of First Bank with respect to the Shares until consummation of the Merger.

     NOW, THEREFORE, in consideration of the transactions contemplated by the Merger Agreement and the mutual promises and covenants contained herein, the parties agree as follows:

     1. Without the prior written consent of Community Capital, which consent shall not be unreasonably withheld, the undersigned shall not transfer, sell, assign, convey, or encumber any of the Shares during the term of this Agreement except for transfers (i) by operation of law, by will, or pursuant to the laws of descent and distribution, (ii) in which the transferee shall agree in writing to be bound by the provisions of paragraphs 1, 2, and 3 of this Agreement as fully as the undersigned, or (iii) to Community Capital pursuant to the terms of the Merger Agreement. Without limiting the generality of the foregoing, the undersigned shall not grant to any party any option or right to purchase the Shares or any interest therein. Further, except with respect to the Merger, the undersigned shall not during the term of this Agreement approve or ratify any agreement or contract pursuant to which the Shares would be transferred to any other party as a result of a consolidation, merger, share exchange, or acquisition.

     2. The undersigned intends to, and will, vote (or cause to be voted) all of the Shares over which the undersigned has voting authority (other than in a fiduciary capacity) in favor of the Merger Agreement and the Merger at any meeting of shareholders of First Bank called to vote on the Merger Agreement or the Merger or the adjournment thereof or in any other circumstance upon which a vote, consent, or other approval with respect to the Merger Agreement or the Merger is sought. Further, the undersigned intends to, and will, surrender the certificate or certificates representing the Shares over which the undersigned has dispositive authority to Community Capital upon consummation of the Merger as described in the Merger Agreement and hereby waives any rights of appraisal, or rights to dissent from the Merger, that the undersigned may have.

     3. Except as otherwise provided in this Agreement, at any meeting of shareholders of First Bank or at any adjournment thereof or any other circumstances upon which their vote, consent, or other approval is sought, the undersigned will vote (or cause to be voted) all of the Shares over which the undersigned has voting authority (other than in a fiduciary capacity) against
(i) any merger agreement, share exchange, or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, merger, recapitalization, dissolution, liquidation, or winding-up of or by First Bank or (ii) any amendment of First Bank's Articles of Incorporation or Bylaws or other proposal or transaction involving First Bank or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent, or nullify the Merger, the Merger Agreement, or any of the other transactions contemplated thereby.

     4. The undersigned acknowledges and agrees that Community Capital could not be made whole by monetary damages in the event of any default by the undersigned of the terms and conditions set forth in this Agreement. It is accordingly agreed and understood that Community Capital, in addition to any other remedy which it may have at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or in any state having appropriate jurisdiction.

     5. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     6. The covenants and obligations set forth in this Agreement shall expire and be of no further force and effect on the earlier of: (i) December 31, 2003, or such date to which the Merger Agreement is extended; or (ii) the date on which the Merger Agreement is terminated under Section 10.1 thereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned as of the day and year first above written.

                                          ____________________________________

                                          Name:  __________________________
                                                 (Please  print  or  type)

                                              COMMUNITY CAPITAL BANCSHARES, INC.


                                          By:  _________________________________
                                                  Robert  E.  Lee
                                                  President

                                    Exhibit 2
                          Claims/Indemnification Letter

                                      _______________, 2003

Community  Capital  Bancshares,  Inc.
2815  Meredyth  Drive
Albany,  Georgia  31707

     RE:     FIRST  BANK  OF  DOTHAN,  INC.

Ladies  and  Gentlemen:

     This letter is delivered pursuant to the Agreement and Plan of Merger (the "Agreement"), dated as of June __, 2003, by and between First Bank of Dothan, Inc. ("First Bank"), Community Capital Bancshares, Inc. ("Community Capital") and Interim Community Capital Bank ("Interim"). All capitalized terms that are not defined in this letter shall have the meaning set forth in the Agreement.

     As a result of the proposed merger (the "Merger") of First Bank into and with Interim, First Bank will cease to exist as a separate entity. Concerning claims which I may have against First Bank, in my capacity as an officer or director, I hereby affirm the following:

     (a) Community Capital or a Community Capital subsidiary shall assume all liability (to the extent First Bank was so liable) for claims for indemnification arising under First Bank's Articles of Incorporation or bylaws as existing on June __, 2003, or as may be afforded by the laws of the State of Alabama or the United States, and for claims for normal salaries, wages or other compensation, employee benefits, reimbursement of reasonable expenses or worker's compensation arising out of my employment through the effective date of the Merger;

     (b) In my capacity as an officer or a director, I do not have, and am not aware of, any claims I might have (other than routine compensation, benefits and the like as an employee, or ordinary rights as a customer) against First Bank; and

     (c) I hereby release First Bank from any and all claims which I may now or hereafter possess against First Bank in my capacity as an officer or a director, other than those referred to in paragraph (a) above.

                                              Community Capital Bancshares, Inc.
                                                                   June __, 2003
                                                                          page 2

     By executing this letter on behalf of Community Capital, you shall acknowledge the assumption by Community Capital of the liabilities described in paragraph (a) above.

                                   Sincerely,

                                   ___________________________________
                                   Signature

                                   ____________________________
                                   Print  Name

                                   ____________________________
                                   Title

     On behalf of Community Capital, I hereby acknowledge receipt of this letter and affirm the assumptions by Community Capital of the liabilities described in paragraph (a) above, as of this ___ day of June, 2003.

                                   Community  Capital  Bancshares,  Inc.

                                   By:_________________________________